Prospectus
J.P. Morgan Exchange-Traded Funds
March 1, 2026, as supplemented April 30, 2026
	Ticker	Listing Exchange
JPMorgan Active China ETF	JCHI	NYSE Arca, Inc.
JPMorgan Active Developing Markets Equity ETF	JADE	NYSE Arca, Inc.
JPMorgan ActiveBuilders Emerging Markets Equity ETF	JEMA	The NASDAQ Stock Market® LLC
JPMorgan Dividend Leaders ETF	JDIV	NYSE Arca, Inc.
JPMorgan Equity and Options Total Return ETF	JOYT	The NASDAQ Stock Market® LLC
JPMorgan Flexible Income ETF	JFLI	NYSE Arca, Inc.
JPMorgan Global Select Equity ETF	JGLO	The NASDAQ Stock Market® LLC
JPMorgan Healthcare Leaders ETF	JDOC	The NASDAQ Stock Market® LLC
JPMorgan Hedged Equity Laddered Overlay ETF	HELO	NYSE Arca, Inc.
JPMorgan International Growth ETF	JIG	NYSE Arca, Inc.
JPMorgan International Value ETF	JIVE	The NASDAQ Stock Market® LLC
JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF	HEQQ	The NASDAQ Stock Market® LLC
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Active China ETF
Ticker: JCHI
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Total Annual Fund Operating Expenses	0.65
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	66	208	362	810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to China. “Assets” means net assets, plus the amount of borrowings for investment purposes. China means Mainland China, and includes its administrative and other districts, such as Hong Kong and Macau. The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, convertible securities, depositary receipts, units, stapled securities, equity securities of real estate investment trusts (REITs), privately placed securities, warrants and rights, participation notes or other structured notes, initial public offering and secondary placings, and other instruments that provide economic exposure to one or more equity securities. The Fund may invest in all types of issuers (including government-owned issuers) of equity securities and equity-related instruments that are tied economically to China, and in all types of publicly-issued shares of such issuers, including those listed on Chinese or U.S. exchanges. A significant portion of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (VIE) structures.
Because the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to China, it presents different risks than funds that do not so invest. See The Fund’s Main Investment Risks below.
Securities and instruments tied economically to China include: (i) securities of issuers that are organized under the laws of China or that maintain their principal place of business (generally their headquarters) in China; (ii) securities that are traded principally in China; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China or that have at least 50% of their assets in China; or (iv) securities or other instruments, including, but not limited to, participation notes, futures and other types of derivatives, that expose the Fund to the economic fortunes and risks of China. Under normal circumstances, the Fund will typically hold between 40 and 70 securities.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchange-traded funds,
March 1, 2026  |  1

JPMorgan Active China ETF (continued)
exchange-traded futures (primarily futures on indexes) and participation notes to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar using currency forwards.
The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector, but the Fund may invest in any industry or sector.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
Investment Process: The Fund is managed by JPMorgan Asset Management (Asia Pacific) Limited (the sub-adviser). In managing the Fund, the sub-adviser adheres to an investment process that is primarily driven by bottom-up stock selection, while being mindful of macro and policy considerations. The sub-adviser seeks to add value primarily through security selection decisions.
The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below. Utilizing this research process, the sub-adviser aims to identify what it believes to be attractively-valued industry leaders within its coverage universe, with an emphasis on those companies the sub-adviser believes are or will be profitable with sustainable earnings and disciplined capital management.
Research analysts use their local expertise to identify, research, and rank companies according to the sub-adviser’s expectation of the companies’ future performance. Securities are assessed using a two-part analysis which considers the sub-adviser’s expectations for (1) total returns on a medium term forward basis (five year expected returns) and (2) longer-term business growth characteristics and qualitative factors (strategic classifications). As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Macau are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S. As a result, the Fund may not be suitable for all investors and should be used only by investors who understand the risks of investing in securities and instruments economically tied to China. Like all fund investments, investors in the Fund should monitor their investment. An investor in the Fund could potentially lose the full value of their investment.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
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The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People's Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as the Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as the Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, a non-Chinese investor may have little or no legal recourse and the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
China Stock Connect Programs Risk. The universe of A-share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the Programs) in Mainland China to the Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-shares through the Programs. There may be a lower level of liquidity in the China A-share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investments compared to other markets. This could potentially lead to severe price volatility in China A-shares. Investments in China A-shares are heavily regulated and the recoupment and repatriation of assets invested in China A-shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-shares through the Programs are subject to trading, clearance and settlement procedures that could increase the
March 1, 2026  |  3

JPMorgan Active China ETF (continued)
risk of loss to the Fund and/or affect the Fund's ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-shares currently eligible for trading under a Program may also lose such designation. Further, all China A-shares trades must be settled in renminbi (RMB), which requires the Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Sanctions, or even the threat of sanctions, against one or more foreign countries may result in the decline of the value and liquidity of the securities of those countries or other adverse consequences to those countries’ economies. As a result, sanctions may impair the Fund’s performance or its ability to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its existing investments related to such foreign companies, prohibiting the Fund from selling or otherwise transacting in these investments. This could negatively impact the Fund’s ability to sell securities or other financial instruments as needed. Sanctions could result in the sanctioned foreign country taking counter measures or retaliatory actions, which may further impair the value or liquidity of the securities of those countries and negatively impact the Fund.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
4  |  J.P. Morgan Exchange-Traded Funds

Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (structured instruments), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (reference assets). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns. Mainland China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other
March 1, 2026  |  5

JPMorgan Active China ETF (continued)
industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Consumer Discretionary Sector Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely or partially in cash, rather than primarily for in-kind securities. Therefore, it will be required to sell portfolio securities and subsequently recognize a gain on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
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The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI China All Shares Index (net total return). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
28.21%
13.74%
2024
2025

Best Quarter	3rd quarter, 2025	20.95%
Worst Quarter	4th quarter, 2024	-7.76%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	03/15/2023
SHARES
Return Before Taxes	28.21%	7.14%
Return After Taxes on Distributions	27.85	6.77
Return After Taxes on Distributions and Sale of Fund Shares	17.27	5.61
MSCI CHINA ALL SHARES INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	28.94	10.33
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Management
Investment Adviser
J.P. Morgan Investment Management Inc. (the adviser)
March 1, 2026  |  7

JPMorgan Active China ETF (continued)
Investment Sub-adviser
JPMorgan Asset Management (Asia Pacific) Limited (the sub-adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Sub-adviser
Li Tan	2023	Executive Director
Rebecca Jiang	2023	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Active Developing Markets Equity ETF
Ticker: JADE
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Total Annual Fund Operating Expenses	0.65
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	66	208	362	810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets (also known as “developing markets”). “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong.
Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging market country or that maintain their principal place of business in an emerging market country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, exchange-traded funds (ETFs), convertible securities, trust or partnership interests, depositary receipts, warrants and rights, exchange-traded futures, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities. Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (VIE) structures.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund also may use ETFs, exchanged-traded futures (such as futures on indexes) and participation notes to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar using currency forwards.
March 1, 2026  |  9

JPMorgan Active Developing Markets Equity ETF (continued)
The Fund will invest a significant portion of its assets in the securities of large cap and mid cap market capitalization companies, although the Fund may also invest in small cap securities. At times, the Fund may increase the relative emphasis of its investments in a particular geographic region, industry or sector.
Investment Process: In managing the Fund, the adviser adheres to an investment process that is primarily driven by bottom-up stock selection, while being mindful of macro and policy considerations. The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio.
The portfolio managers are primarily responsible for evaluating and selecting from among, and then implementing, the recommendations of the research analysts, who make their recommendations based on the security ranking system described below. Utilizing this research process, the adviser selects growth and value stocks that the adviser believes are or will be profitable with sustainable earnings and disciplined capital management. In selecting growth stocks, the adviser seeks to invest in companies that compound earnings sustainably over the long term. In selecting value stocks, the adviser seeks to invest in companies that appear to be attractively valued and have a robust dividend stream, balancing attractive yield and capital appreciation.
Research analysts use their local expertise to identify, research, and rank companies according to the adviser’s expectation of the companies’ future performance. Securities are assessed using a two-part analysis, which considers the adviser’s expectations for (1) total returns on a medium-term forward basis (expected returns) and (2) longer-term business growth characteristics and qualitative factors (strategic classifications).
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign
10  |  J.P. Morgan Exchange-Traded Funds

controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including
March 1, 2026  |  11

JPMorgan Active Developing Markets Equity ETF (continued)
non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as the Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as the Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, a non-Chinese investor may have little or no legal recourse and the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
China Stock Connect Programs Risk. The universe of A-share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the Programs) in Mainland China to the Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-shares through the Programs. There may be a lower level of liquidity in the China A-share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investments compared to other markets. This could potentially lead to severe price volatility in China A-shares. Investments in China A-shares are heavily regulated and the recoupment and repatriation of assets invested in China A-shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-shares through the Programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to the Fund and/or affect the Fund's ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-shares currently eligible for trading under a Program may also lose such designation. Further, all China A-shares trades must be settled in renminbi (RMB), which requires the Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely or partially in cash, rather than primarily for in-kind securities. Therefore, it will be required to sell portfolio securities and subsequently recognize a gain on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or
12  |  J.P. Morgan Exchange-Traded Funds

distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity, and natural disasters common to the region, including floods, droughts, earthquakes, fires and tsunamis, may adversely affect the economies and markets in the region. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries, and may be subject to national or regional security concerns, including terrorism, war, strained international relations, or the threat or potential of one or more such events. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs, trade restrictions or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in the Asia Pacific region.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In
March 1, 2026  |  13

JPMorgan Active Developing Markets Equity ETF (continued)
addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (structured instruments), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (reference assets). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are
14  |  J.P. Morgan Exchange-Traded Funds

unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI Emerging Markets Index (net total return). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
38.19%
2025

Best Quarter	2nd quarter, 2025	12.75%
Worst Quarter	1st quarter, 2025	3.56%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	05/16/2024
SHARES
Return Before Taxes	38.19%	20.46%
Return After Taxes on Distributions	37.52	19.90
Return After Taxes on Distributions and Sale of Fund Shares	23.21	15.82
MSCI EMERGING MARKETS INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	33.57	19.07
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Leon Eidelman	2024	Managing Director
Omar Negyal	2024	Managing Director
March 1, 2026  |  15

JPMorgan Active Developing Markets Equity ETF (continued)
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16  |  J.P. Morgan Exchange-Traded Funds

JPMorgan ActiveBuilders Emerging Markets Equity ETF
Ticker: JEMA
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Total Annual Fund Operating Expenses	0.33
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	34	106	185	418
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, Israel, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong, although the Fund may invest in securities tied to those countries as well.
The Fund’s investments represent allocations to a variety of the adviser’s actively managed emerging market equity strategies, including country, region and style strategies, among others. The adviser selects the strategies utilized in the portfolio based on risk/return analyses and relative value considerations.
The Fund will overweight or underweight countries and sectors relative to the MSCI Emerging Markets Index (net total return) 1 (the Index). In implementing its strategy, the Fund seeks to construct a portfolio of holdings that will outperform the Index over time while maintaining similar risk characteristics, including sector and geographic risks.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.
Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (VIE) structures.
The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.
Securities and equity-related instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging market country or that maintain their principal place of business in an emerging market country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries.

1
MSCI Emerging Markets Index is a registered service mark of MSCI, Inc., which does not sponsor and is in no way affiliated with the Fund.
March 1, 2026  |  17

JPMorgan ActiveBuilders Emerging Markets Equity ETF (continued)
There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries The Fund may use exchange-traded funds to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund will have significant exposure to investments in the China Region, South Korea and India.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including nondeliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.
Investment Process: In managing the Fund, the adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for countries and individual securities that it believes will perform well over time. A proprietary multi-factor model is used to quantitatively rank countries, which informs the Fund’s portfolio construction. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s objective of providing a high total return. Research produced by the adviser includes in-depth, fundamental research into individual securities conducted by research analysts, who emphasize each issuer’s long-term prospects, and disciplined top-down macro and quantitative research using the latest technology available to the firm. Research analysts use their local expertise to identify, research, and rank companies according to their expected performance.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for
18  |  J.P. Morgan Exchange-Traded Funds

securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese
March 1, 2026  |  19

JPMorgan ActiveBuilders Emerging Markets Equity ETF (continued)
company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as the Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as the Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, a non-Chinese investor may have little or no legal recourse and the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity, and natural disasters common to the region, including floods, droughts, earthquakes, fires and tsunamis, may adversely affect the economies and markets in the region. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries, and may be subject to national or regional security concerns, including terrorism, war, strained international relations, or the threat or potential of one or more such events. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs, trade restrictions or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in the Asia Pacific region.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in Indian securities may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India.
20  |  J.P. Morgan Exchange-Traded Funds

Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Investments in India may be more likely to be affected by such events than investments in other geographic regions. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the
March 1, 2026  |  21

JPMorgan ActiveBuilders Emerging Markets Equity ETF (continued)
scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely or partially in cash, rather than primarily for in-kind securities. Therefore, it will be required to sell portfolio securities and subsequently recognize a gain on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI Emerging Markets Index (net total return). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any
22  |  J.P. Morgan Exchange-Traded Funds

form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-24.29%
8.75%
5.75%
35.76%
2022
2023
2024
2025

Best Quarter	2nd quarter, 2025	12.57%
Worst Quarter	3rd quarter, 2022	-12.40%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	03/10/2021
SHARES
Return Before Taxes	35.76%	3.15%
Return After Taxes on Distributions	34.85	2.56
Return After Taxes on Distributions and Sale of Fund Shares	21.84	2.36
MSCI EMERGING MARKETS INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	33.57	3.77
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of Shares at the end of the measurement period.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2021	Managing Director
Joyce Weng	2021	Executive Director
Harold Yu	2022	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
March 1, 2026  |  23

JPMorgan ActiveBuilders Emerging Markets Equity ETF (continued)
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
24  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Dividend Leaders ETF
Ticker: JDIV
What is the goal of the Fund?
The Fund seeks to provide long-term capital growth and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Total Annual Fund Operating Expenses	0.47
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	48	151	263	591
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its Assets in dividend-paying equity securities and equity-related instruments of companies that the adviser believes are leaders (Dividend Leaders) in terms of their ability to, over time, (i) grow their dividends, and/or (ii) maintain high dividend payouts, in each case relative to the companies included in the Fund’s index, the MSCI ACWI Index1 (the Index). “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund focuses on those Dividend Leaders that the adviser considers attractively valued and seeks to outperform the Index through superior stock selection.
The Fund invests in issuers located in both global developed markets and global emerging markets. Global developed markets include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong; global emerging markets include most of the other countries in the world. Although, at times, the Fund may have regional and sector exposures similar to those of the Index, the Fund’s investment approach is flexible, and the Fund is not constrained by the Index. Therefore, at times, the Fund may increase the relative emphasis of its investments in a particular geographic region, industry or sector. Under normal circumstances, the Fund will typically hold between 40 and 90 securities.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, convertible securities, depositary receipts, exchange-traded funds (ETFs), equity securities of real estate investment trusts (REITs), exchange-traded futures, warrants and rights, initial public offerings, privately placed securities, and other instruments that provide economic exposure to one or more equity securities.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management. The Fund may use exchange-traded futures to manage cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. However, a substantial portion (if not all) of the Fund's

1
MSCI ACWI Index is a registered service mark of MSCI, Inc., which does not sponsor and is in no way affiliated with the Fund.
March 1, 2026  |  25

JPMorgan Dividend Leaders ETF (continued)
foreign investments will be denominated in foreign currencies, and the Fund may, but does not currently expect to, hedge its currency exposure.
The Fund will invest primarily in the securities of large cap market capitalization companies, although the Fund may also invest in mid cap and small cap securities.
Investment Process: In managing the Fund, the adviser focuses on individual equity selection, emphasizing those dividend-paying equity securities of companies that, according to the proprietary research of the adviser, are (i) identified as attractively valued, and (ii) in the adviser’s view, Dividend Leaders. In assessing long-term dividend growth potential, the adviser generally looks for securities that the adviser believes have attractive opportunities for underlying earnings growth, the capability and willingness to grow future dividends and a proven business model. In assessing the ability for companies to maintain high payout ratios, the adviser generally looks for securities of companies that the adviser believes have resilient business models, strong free cash flow generation and strong capital allocation. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, if the adviser believes the security is no longer attractively valued, or if, in the adviser’s view, the issuer is no longer a Dividend Leader. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Dividend Paying Securities Risk. The Fund primarily invests in dividend paying securities. As a result, Fund performance will correlate with the performance of the dividend paying stock segment of the equity market, and the Fund may underperform funds that do not limit their investments to dividend paying securities. If securities held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected. In addition, there may be periods when paying dividends is out of favor (such as periods of rising interest rates, high inflation and/or strong economic growth) and therefore, during such periods, the performance of the Fund may suffer.
26  |  J.P. Morgan Exchange-Traded Funds

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund does not currently expect to hedge its currency exposure.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
March 1, 2026  |  27

JPMorgan Dividend Leaders ETF (continued)
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
28  |  J.P. Morgan Exchange-Traded Funds

The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI ACWI Index (net total return). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
19.86%
2025

Best Quarter	2nd quarter, 2025	10.13%
Worst Quarter	4th quarter, 2025	1.28%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	09/25/2024
SHARES
Return Before Taxes	19.86%	11.60%
Return After Taxes on Distributions	18.95	10.85
Return After Taxes on Distributions and Sale of Fund Shares	12.20	8.76
MSCI ACWI INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	22.34	17.32
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from
March 1, 2026  |  29

JPMorgan Dividend Leaders ETF (continued)
those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sam Witherow	2024	Managing Director
Helge Skibeli	2024	Managing Director
Michael Rossi	2024	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
30  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Equity and Options Total Return ETF
Ticker: JOYT
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Total Annual Fund Operating Expenses	0.35
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	36	113	197	443
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (August 18, 2025 through October 31, 2025), the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
What are the Fund’s main investment strategies?
To implement its investment objective, the Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve this objective by (1) creating an actively managed portfolio of equity securities and (2) selling call options with exposure to the S&P 500 Index (the Index), primarily through options on exchange-traded funds (ETFs) that replicate the Index (S&P 500 ETFs), but may also be based on the Index. The Fund is designed to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large cap market.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities and call options on S&P 500 ETFs or on the Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. In determining its Assets, the Fund will value the options using adjusted notional amounts that reflect the Fund’s investment exposure. The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. As of January 30, 2026, the market capitalizations of the companies in the Index ranged from $3.48 billion to $4.64 trillion. The Fund may also invest in equity securities of U.S. mid cap companies.
The Fund seeks a lower volatility level than the broader U.S. large cap market. Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time horizon).
In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on S&P 500 ETFs. Such options will be at a strike price that is out-of-the-money. The premiums generated from the written call options are an important source of the Fund’s diversified return stream and will not generally be paid as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its option positions. The adviser will not normally maintain such positions for an extended period.
March 1, 2026  |  31

JPMorgan Equity and Options Total Return ETF (continued)
In addition to the use of the options overlay strategy, the Fund may use futures contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions if it is unable to purchase or write the necessary options for the options overlay strategy.
The Fund invests in a non-diversified portfolio of securities.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Index, at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
Many of the equity securities in the Fund’s portfolio will be technology companies or companies that rely heavily on technological advances.
Investment Process – Equity Portfolio: In managing the equity portion of the Fund, the adviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The adviser defines data science as the discipline of extracting useful insights from collections of information, and the adviser utilizes the insights as a part of its investment process. The adviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the adviser finds relevant to conducting fundamental analysis. The adviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the Fund’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The Fund’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the adviser’s analysis. The adviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the adviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The adviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the adviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Investment Process — Options Overlay Strategy: The Fund’s options overlay strategy is actively managed and is designed to use options to provide investors with a multi-pronged approach to total return. Specifically, the options overlay strategy is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the overall volatility profile of the Fund. To implement the strategy, the adviser utilizes exchange-traded equity options that typically have a reference asset of an S&P 500 ETF, but may also be based on Index options. In particular, premiums generated from the sale of out-of-the-money call options will accumulate within the Fund, contributing to the diversified source of total return for investors. The strategy will own multiple positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as
32  |  J.P. Morgan Exchange-Traded Funds

changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The adviser may not be successful in managing the Fund with a lower level of volatility than the Index. Depending on market conditions during a particular time in a market cycle, the Fund’s volatility at that time may not be lower than that of the Index. Because the Fund seeks lower relative volatility, the Fund may underperform the Index, particularly in rising markets. Options premium generated by the Fund will vary dependent on the prevailing volatility. When volatility increases, both premiums and the potential for capital appreciation also increase, but when volatility decreases, premiums and the potential for capital appreciation also decrease.
Options Overlay Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the Index or ETF (each, an underlying instrument) will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
In addition, the long portfolio will not necessarily provide the same exposure to the Index as the call options. Instead the securities in the long portfolio are chosen to have a lower volatility than that of the Index while the options are designed to align with the Index. As described in more detail in the “Strategy Risk” section, therefore, there is a risk that the adviser may not be successful in managing the Fund with a lower volatility than the Index.
Options Risk. The value of the Fund’s option positions will fluctuate in response to changes in the value of the underlying ETF or the Index. The value of options is affected by changes in the value and dividend rates of the securities held by the S&P 500 ETFs or represented in the Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 ETFs or the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Selling call options can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
S&P 500 ETF Risk. The Fund invests in options that derive their value from the S&P 500 ETFs, and therefore the Fund’s investment performance is influenced by the investment performance of the S&P 500 ETFs. The value of the S&P 500 ETFs will fluctuate over time based on fluctuations in the values of the securities held by the S&P 500 ETFs, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, the S&P 500 ETFs are subject to index related and passive management risks and ETF shares trading risk, including risks relating to the absence of an active market and premium/discount risk. Brokerage, tax and other expenses may negatively impact the performance of an S&P 500 ETF and, in turn, the value of the Fund’s investments. The S&P 500 ETFs seek to track the S&P 500 Index, but may not exactly match the performance of the S&P 500 Index due to differences between the portfolio of an S&P 500 ETF and the components of the S&P 500 Index, fees and expenses, transaction costs, and other factors.
Derivatives Risk. Derivatives, including options and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the
March 1, 2026  |  33

JPMorgan Equity and Options Total Return ETF (continued)
derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Data Science Investment Approach Risk. The Fund relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the Fund’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value.
Non-Diversified Fund Risk. The Fund is non-diversified and may invest in a smaller number of instruments than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have an impact on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies and companies that rely heavily on technology are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market
34  |  J.P. Morgan Exchange-Traded Funds

prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2025	Managing Director
Eric Moreau	2025	Executive Director
Matthew Bensen	2025	Executive Director
Judy Jansen	2025	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
March 1, 2026  |  35

JPMorgan Equity and Options Total Return ETF (continued)
financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
36  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Flexible Income ETF
Ticker: JFLI
What is the goal of the Fund?
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, mutual funds, other exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Acquired Fund Fees and Expenses	0.16
Total Annual Fund Operating Expenses	0.51
Fee Waivers and/or Expense Reimbursements [2]	-0.16
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [2]	0.35
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, Acquired Fund Fees and Expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
2
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.35% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 02/28/27, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/27 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	36	147	269	625
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (February 12, 2025 through October 31, 2025), the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. J.P Morgan Investment Management, Inc. (JPMIM or the adviser) buys and sells securities and investments for the Fund based on the adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.
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JPMorgan Flexible Income ETF (continued)
The Fund currently intends to gain exposure to debt securities principally through investments in underlying funds (as defined below), including mutual funds and/or ETFs within the same group of investment companies (i.e., J.P. Morgan Funds). The Fund may invest up to 100% of its total assets in underlying funds that primarily invest in debt securities and other types of investments that are below investment grade. With respect to below investment grade debt securities (known as junk bonds), the Fund currently expects to invest no more than 70% of its total assets in underlying funds that primarily invest in such securities. The Fund may also invest up to 35% of its total assets in underlying funds that invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). The Fund may invest up to 90% of its total assets in equity securities, including common stocks, equity-linked notes (ELNs) and equity securities of real estate investment trusts (REITs). The Fund may gain exposure to ELNs both directly or through investments in underlying funds. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying instruments within the ELN. In addition to investments in equity securities, the Fund may also invest up to 25% in preferred securities and convertible securities that have characteristics of both equity and debt securities.
The Fund has broad discretion to use other types of equity, debt, and investments that have characteristics of both debt and equity securities as part of its principal investment strategies. These include mortgage-backed, mortgage-related and asset-backed securities, including collateralized mortgage obligations and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities, dollar rolls, REITs, inflation-linked securities including Treasury Inflation Protected Securities (TIPS), when-issued securities and forward commitments.
The Fund will invest in J.P. Morgan Funds and, for the limited purposes described below, may invest in passive ETFs that are managed by unaffiliated investment advisers (unaffiliated passive ETFs). A passive ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, markets, factors, regions or industries. The Fund may also invest in unaffiliated closed-end registered investment companies (collectively with unaffiliated passive ETFs and J.P. Morgan Funds, underlying funds). In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying a particular index. To the extent the Fund invests in underlying mutual funds, the adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated mutual funds available, even though there may (or may not) be one or more unaffiliated mutual funds that investors might regard as more attractive for the Fund or that have superior returns. For passive ETFs, the adviser expects to use a J.P.
Morgan ETF unless the adviser determines in its sole discretion the investment is not available. To the extent that an investment in a J.P. Morgan passive ETF is not available, only then will the adviser consider an unaffiliated passive ETF. For actively-managed underlying mutual funds and ETFs, the adviser limits its selection to J.P. Morgan Funds. In addition to gaining exposure to debt securities through underlying funds, the Fund may also gain exposure to its other investments through underlying funds.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps (including but not limited to credit default swaps and credit default swap indices) to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in
38  |  J.P. Morgan Exchange-Traded Funds

general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
High Yield Securities and Loan Risk. The Fund may invest in securities including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase
March 1, 2026  |  39

JPMorgan Flexible Income ETF (continued)
in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Derivatives Risk. Derivatives, including futures contracts, foreign currency transactions, options, swaps, forward foreign currency contracts, and currency futures , may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is
40  |  J.P. Morgan Exchange-Traded Funds

worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity
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JPMorgan Flexible Income ETF (continued)
and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future.
Other Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). In addition, the adviser’s authority to allocate investments among J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Investment Company and Pooled Investment Vehicle Risk. The Fund may invest in shares of other investment companies, including J.P. Morgan Funds, unaffiliated closed-end funds, unaffiliated passive ETFs and other pooled investment vehicles, including those holding commodities, currencies or commodity futures. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF, closed-end fund or pooled investment vehicle designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs, closed-end funds or pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. There may be no active market for shares of certain closed-end funds or pooled investment vehicles (especially those not traded on exchanges) and such shares may be highly illiquid. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. In addition, the adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated funds creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and could cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely or partially in cash, rather than primarily for in-kind securities. Therefore, it will be required to sell portfolio securities and subsequently recognize a gain on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Interfund Lending Risk. A delay in repayment to the Fund from a borrowing fund could result in lost opportunity costs. Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the Fund could take possession of collateral that the Fund is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the Fund.
Equity-Linked Notes Risk. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The Fund’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely.
42  |  J.P. Morgan Exchange-Traded Funds

Prices of the Fund’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
ETF Shares Trading Risk. Shares are listed for trading on NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Schoenhaut	2025	Managing Director
Eric Bernbaum	2025	Executive Director
Gary Herbert	2025	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
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JPMorgan Flexible Income ETF (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
44  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Global Select Equity ETF
Ticker: JGLO
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Total Annual Fund Operating Expenses	0.47
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	48	151	263	591
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund invests primarily in equity securities of companies in global developed markets. The Fund also may invest in global emerging markets. Global developed markets include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong; global emerging markets include most of the other countries in the world. Generally, the Fund expects to maintain, over time, regional geographic and sector exposures similar to those of its index, the MSCI World Index (net total return)1(the Index), although the Fund may deviate from these exposures in the adviser’s discretion. Under normal circumstances, the Fund will typically hold between 65 and 95 securities.
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in equity securities and equity-related instruments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, convertible securities, depositary receipts, exchange-traded funds (ETFs), equity securities of real estate investment trusts (REITs), warrants and rights, and privately placed securities, and other instruments that provide economic exposure to one or more equity securities.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management. The Fund may use exchange-traded futures to manage cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. However, a substantial portion (if not all) of the Fund's foreign investments will be denominated in foreign currencies, and the Fund may, but does not currently expect to, hedge its currency exposure.
The Fund will invest primarily in the securities of large cap market capitalization companies, although the Fund may also invest in mid cap and small cap securities.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

1
MSCI World Index is a registered service mark of MSCI, Inc., which does not sponsor and is in no way affiliated with the Fund.
March 1, 2026  |  45

JPMorgan Global Select Equity ETF (continued)
Investment Process: In managing the Fund, the adviser focuses on individual equity selection, emphasizing those equity securities that are identified as attractive according to the proprietary research of the adviser. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for sustainable earnings growth. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
46  |  J.P. Morgan Exchange-Traded Funds

Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risk of Investing in Japan. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy, but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan's economy has in the past and could in the future be significantly impacted by natural disasters.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund does not currently expect to hedge its currency exposure.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Derivatives Risk. Derivatives, including futures contracts, options, swaps, participation notes and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage,
March 1, 2026  |  47

JPMorgan Global Select Equity ETF (continued)
which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Consumer Discretionary Sector Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result
48  |  J.P. Morgan Exchange-Traded Funds

in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. The effects of high portfolio turnover may adversely affect Fund performance.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI World Index (net total return). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

20.00%
15.00%
10.00%
5.00%
0.00%
17.11%
14.16%
2024
2025

Best Quarter	1st quarter, 2024	10.90%
Worst Quarter	4th quarter, 2024	-2.47%
March 1, 2026  |  49

JPMorgan Global Select Equity ETF (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	09/13/2023
SHARES
Return Before Taxes	14.16%	17.85%
Return After Taxes on Distributions	13.83	17.33
Return After Taxes on Distributions and Sale of Fund Shares	8.61	13.80
MSCI WORLD INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	21.09	20.90
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Helge Skibeli	2023	Managing Director
Christian Pecher	2023	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the
Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
50  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Healthcare Leaders ETF
Ticker: JDOC
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Total Annual Fund Operating Expenses	0.65
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	66	208	362	810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund will invest primarily in equity securities issued by pharmaceutical, biotechnology, healthcare services, healthcare technology, medical technology and life sciences companies (Healthcare Companies) which the adviser believes are leaders and where the magnitude and/or duration of future growth for these companies is underappreciated by the market. The Fund will invest in common stocks of Healthcare Companies across all market capitalizations, but expects to invest a majority of its assets in mid- and large- capitalization companies. The Fund will invest globally, including in both developed and emerging market countries, although it expects to invest a majority of its Assets in Healthcare Companies located in the U.S.
Prior to June 1, 2026, under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of Healthcare Companies. The adviser determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the group of industries in the healthcare sector. “Assets” means net assets, plus the amount of any borrowings for investment purposes.
Effective June 1, 2026, under normal circumstances, the Fund will invest at least 80% of its Assets in the equity securities of Healthcare Companies that the adviser considers to be leaders. The adviser determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the group of industries in the healthcare sector. In addition, leaders are those that the adviser believes are above median compared to Healthcare Companies, based on one or more of the following attributes: revenue growth, free cash flow growth, earnings per share growth, free cash flow margin and operating margin, all of which may be considered on a projected or a historic basis. “Assets” means net assets, plus the amount of any borrowings for investment purposes.
The Fund’s equity securities may include common stock and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use options, futures and other derivatives for risk management purposes and to provide equity market exposure. For example, the Fund may use exchange-traded futures to gain exposure to particular securities or markets and for the efficient management of cash flows. In addition, the Fund may
March 1, 2026  |  51

JPMorgan Healthcare Leaders ETF (continued)
invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.
The Fund has a fundamental policy to concentrate its investments in a group of industries in the healthcare sector. This means that the Fund will invest 25% or more of its total assets across a group of industries in the healthcare sector.
Investment Process: The Fund seeks to take advantage of the upside potential in the healthcare sector by investing in Healthcare Companies that the adviser believes the market underappreciates. In choosing securities to purchase, the adviser internally evaluates issuers to identify those that, in the adviser’s view, are leaders in the healthcare sector. The adviser leverages its proprietary research capabilities to identify these companies, with coverage provided by a team of dedicated healthcare specialists located around the world. Healthcare Companies that the adviser believes are “leaders” include those that have “catalysts” that the adviser believes will lead them to outperform their peers. These catalysts include: (i) clinical data updates; (ii) medical products that satisfy clinically and commercially meaningful unmet medical needs or denote improvements to the current standard of care; (iii) obtaining regulatory approvals and payer acceptance and coverage; (iv) medical products, services, or programs that improve healthcare delivery, clinical outcomes, or cost-effectiveness; (v) top line sales growth; (vi) patent expiration; (viii) research & development momentum; (ix) increased margins; and (x) M&A potential.
The adviser then seeks to invest in leaders where the magnitude and duration of future growth is underappreciated.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on
52  |  J.P. Morgan Exchange-Traded Funds

product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, greater volatility, decreased market liquidity, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Concentration Risk. Because the Fund will, under ordinary circumstances, invest a significant portion of its assets in securities of Healthcare Companies, developments affecting the healthcare sector and industries within this sector may have a disproportionate impact on the Fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Industry and Sector Focus Risk. In addition to concentrating its investments in Healthcare Companies, at times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result
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JPMorgan Healthcare Leaders ETF (continued)
in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI World Index (net total return) and MSCI World Health Care Index (net total return). The MSCI World Index (net total return) serves as the Fund’s regulatory index and provides a broad measure of market performance. The MSCI World Health Care Index (net total return) is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in
54  |  J.P. Morgan Exchange-Traded Funds

the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
14.94%
-0.63%
2024
2025

Best Quarter	4th quarter, 2025	11.30%
Worst Quarter	4th quarter, 2024	-11.90%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	11/01/2023
SHARES
Return Before Taxes	14.94%	12.23%
Return After Taxes on Distributions	14.70	11.11
Return After Taxes on Distributions and Sale of Fund Shares	9.02	9.05
MSCI WORLD INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	21.09	25.96
MSCI WORLD HEALTH CARE INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	14.83	12.16
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dominic Valder	2023	Executive Director
Bartjan van Hulten	2024	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
March 1, 2026  |  55

JPMorgan Healthcare Leaders ETF (continued)
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
56  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Hedged Equity Laddered Overlay ETF
Ticker: HELO
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	51	160	280	628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also purchase and sell exchange traded put options and sell exchange traded call options, employing an options overlay strategy, designed to provide a continuous market hedge for the portfolio. The options will typically be based on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs), but will also be based on S&P 500 Index (the Index). The combination of the diversified portfolio of equity securities, combined with the options overlay, is intended to provide the Fund with a significant portion of the returns associated with equity market investments, while exposing investors to less risk than traditional long-only equity strategies.
Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. The Fund seeks to provide a competitive risk-adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Total Return Index with lower volatility than traditional long-only equity strategies.
The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Index. As of January 30, 2026, the market capitalizations of the companies in the Index ranged from $3.48 billion to $4.64 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
In implementing the options overlay strategy, the Fund seeks to provide “laddered” exposure. To do this, the Fund typically holds options for multiple (normally, three) three-month periods (each, a hedge period) staggered a month apart, with overlapping coverage designed to provide a continuous market hedge, for the purpose of seeking to provide lower volatility in any market cycle. Laddered investing refers to the implementation of the strategy with different hedge periods, with the goal of mitigating potential risks associated with only one hedge period. The portfolio management team will have discretion to determine the amount of exposure related to each hedge
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JPMorgan Hedged Equity Laddered Overlay ETF (continued)
period and will have flexibility to allocate the assets to a particular hedge period for various reasons, including reacting opportunistically to market conditions, managing investor flows in or out of the Fund and improving the tax management of the Fund. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The options overlay strategy is constructed by buying a put option at a higher strike price while selling a put option at a relatively lower strike price (together, this is referred to as a put option spread) and simultaneously selling a call option that substantially offsets the cost of the put option spread. Each put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period.
In addition to the use of the options overlay strategy, the Fund may use future contracts, primarily futures on indexes or certain securities within indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for the options overlay strategy. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities. The Fund may also use futures contracts for the efficient management of cash flows.
Investment Process – Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria, including:
●
impact on the overall risk of the portfolio
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions
●
catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
Investment Process – Options Overlay Strategy: The Fund’s options overlay strategy is designed to use options to hedge the Fund’s overall market exposure relative to traditional long-only strategies. Specifically, the options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. The downside protection comes from the purchase of put options, which give the owner the right, but not the obligation, to sell shares of the underlying reference asset at an agreed upon price (strike price). To implement the strategy, the adviser utilizes exchange-traded equity options that typically have a reference asset of an S&P 500 ETF, but will also be based on S&P 500 Index options. These puts generally increase in price as the price of the reference asset falls, offering a measure of protection against falling market prices. To partially offset the initial cost of these purchased put options, the Fund will simultaneously sell put options at a lower strike price. This effectively limits the amount of downside protection offered by the puts, and together is referred to as a “put option spread.” Entering into put option spreads is typically less expensive than a strategy of only purchasing put options, and the Fund may benefit in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The Fund is not expected to provide as much market protection when the market is only down slightly; during such periods, the Fund is expected to perform in line with broad equity markets.
While put option spreads are less expensive than outright puts, put option spreads still require some upfront costs. To substantially offset this upfront cost, the Fund will sell call options, which give the owner the right, but not the obligation, to buy shares of the underlying reference asset at a specified strike price. While the sale of these call options will
58  |  J.P. Morgan Exchange-Traded Funds

substantially offset the remaining cost of the protective put spread, it will potentially reduce the Fund’s ability to profit from increases in the value of its equity portfolio. As the price of call options rise along with the price of the underlying asset, the Fund’s short position in calls will decrease in value as the market rises, potentially offsetting a portion of the equity portfolio gains. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The strategy will own multiple positions that expire at various dates. For each hedge period, a portion of the options overlay strategy may be reset as the applicable options approach expiration.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The “laddered” component of the strategy is designed to mitigate potential risks associated with only one hedge period, but there is no guarantee that the adviser will be able to do so successfully. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide as much market protection during times when the market is only down slightly; during such periods, the Fund is expected to perform in line with broad equity markets. While the equity portfolio invests significantly in companies included in the Index, differences in holdings between the Fund’s equity portfolio and the Index or S&P 500 ETFs may also lead to a less efficient hedge.
Options Risk. The value of the Fund’s option positions will fluctuate in response to changes in the value of the underlying ETF or the Index. The value of options is affected by changes in the value and dividend rates of the securities held by the S&P 500 ETFs or represented in the Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 ETFs or the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Selling call options can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
S&P 500 ETF Risk. The Fund invests in options that derive their value from the S&P 500 ETFs, and therefore the Fund’s investment performance is influenced by the investment performance of the S&P 500 ETFs. The value of the S&P 500 ETFs will fluctuate over time based on fluctuations in the values of the securities held by the S&P 500 ETFs, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, the S&P 500 ETFs are subject to index related and passive management risks and ETF shares trading risk, including risks relating to the absence of an active market and premium/discount risk. Brokerage, tax and other expenses may negatively impact the performance of an S&P 500 ETF and, in turn, the value of the Fund’s investments. The S&P 500 ETFs seek to track the S&P 500 Index, but may not exactly match the performance of the S&P 500 Index due to
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JPMorgan Hedged Equity Laddered Overlay ETF (continued)
differences between the portfolio of an S&P 500 ETF and the components of the S&P 500 Index, fees and expenses, transaction costs, and other factors.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including options, swaps and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Significant Holdings Risk. Although the Fund is considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be invested in a relatively small number of securities, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. These investments increase the risk that the value of the Fund’s Shares is more sensitive to economic results of the underlying securities. The value of the Shares of the Fund may also be more volatile than a fund that allocates its investments to a larger number of smaller positions or to investments whose performance is related to a larger number of securities.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an
60  |  J.P. Morgan Exchange-Traded Funds

active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the S&P 500 Index and ICE BofA 3-Month US Treasury Bill Index. The S&P 500 Index serves as the Fund’s regulatory index and primary performance and provides a broad measure of market performance. The ICE BofA 3-Month US Treasury Bill Index is an additional index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser.
Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
March 1, 2026  |  61

JPMorgan Hedged Equity Laddered Overlay ETF (continued)
YEAR-BY-YEAR RETURNS

20.00%
15.00%
10.00%
5.00%
0.00%
17.64%
8.05%
2024
2025

Best Quarter	1st quarter, 2024	5.85%
Worst Quarter	1st quarter, 2025	-3.42%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	09/28/2023
SHARES
Return Before Taxes	8.05%	14.12%
Return After Taxes on Distributions	7.88	13.94
Return After Taxes on Distributions and Sale of Fund Shares	4.89	10.95
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	17.88	24.58
ICE BOFA 3-MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	4.18	4.82
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2023	Managing Director
Raffaele Zingone	2023	Managing Director
Matthew P. Bensen	2024	Executive Director
Judy Jansen	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
62  |  J.P. Morgan Exchange-Traded Funds

JPMorgan International Growth ETF
Ticker: JIG
What is the goal of the Fund?
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Total Annual Fund Operating Expenses	0.55
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	56	176	307	689
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund invests primarily in equity securities of foreign companies. Typically, in implementing its strategy, the Fund invests in common stocks of large and mid-capitalization foreign companies with a history of above-average growth or those that the adviser believes are expected to enter periods of above-average growth. Large and mid-capitalization foreign companies are companies with market capitalizations equal to those within the universe of the MSCI ACWI ex-USA Growth Index at the time of purchase. The Fund will generally invest in companies located in at least three foreign countries, although it may invest a substantial portion of its assets in just one foreign country. The Fund may invest in issuers located in both developed foreign and emerging market countries. Developed foreign countries include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, most of the countries of Western Europe and Hong Kong; emerging market countries include most of the other countries in the world.
Effective June 1, 2026, under normal circumstances, the Fund invests at least 80% of its Assets in securities of growth companies. Growth companies are those that the adviser believes have strong growth potential, based on one or more of the following factors: projected future revenue growth, projected future earnings growth, historical revenue growth or historical earnings growth. “Assets” means net assets plus the amount of borrowings for investment purposes.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred securities, trust or partnership interests, depositary receipts and warrants and rights.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including nondeliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with strong growth and quality characteristics. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, quality and valuation criteria. Companies that display attractive characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase.
March 1, 2026  |  63

JPMorgan International Growth ETF (continued)
Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market
64  |  J.P. Morgan Exchange-Traded Funds

identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad
March 1, 2026  |  65

JPMorgan International Growth ETF (continued)
range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the MSCI ACWI ex USA Index (net total return) and MSCI ACWI ex USA Growth
66  |  J.P. Morgan Exchange-Traded Funds

Index (net total return). The MSCI ACWI ex USA Index (net total return) serves as the Fund’s regulatory index and provides a broad measure of market performance. The MSCI ACWI ex USA Growth Index (net total return) is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
6.48%
-30.72%
13.37%
8.55%
20.09%
2021
2022
2023
2024
2025

Best Quarter	2nd quarter, 2025	12.81%
Worst Quarter	1st quarter, 2022	-18.61%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund since
	1 Year	5 Years	05/20/2020
SHARES
Return Before Taxes	20.09%	1.74%	7.85%
Return After Taxes on Distributions	19.18	1.37	7.50
Return After Taxes on Distributions and Sale of Fund Shares	12.07	1.30	6.18
MSCI ACWI EX USA INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	32.39	7.91	12.55
MSCI ACWI EX USA GROWTH INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	25.65	4.01	9.11
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2020	Managing Director
James Andrew	2023	Managing Director
Zach Chadwick	2025	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
March 1, 2026  |  67

JPMorgan International Growth ETF (continued)
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
68  |  J.P. Morgan Exchange-Traded Funds

JPMorgan International Value ETF
Ticker: JIVE
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Total Annual Fund Operating Expenses	0.55
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	56	176	307	689
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund invests primarily in equity securities and equity-related instruments of foreign companies, including foreign subsidiaries of U.S. companies.
The Fund may invest in issuers located in both developed foreign and emerging market countries. Developed foreign countries include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, most of the countries of Western Europe and Hong Kong; emerging market countries include most of the other countries in the world. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or maintains its principal place of business (generally its headquarters) in such country (iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its total assets situated in such country or (iv) the security or other instrument, including, but not limited to, futures and other types of derivatives, expose the Fund to the economic fortunes and risks of such country. The Fund typically does not invest in U.S. issuers that do not qualify as foreign issuers. Generally, the Fund expects to maintain, over time, regional geographic and sector exposures similar to those of the MSCI ACWI ex USA Value Index (net total return)1, although the Fund may deviate from these exposures in the adviser’s discretion.
Effective June 1, 2026, under normal circumstances, the Fund invests at least 80% of its Assets in securities of value companies. Value companies are those that the adviser believes are undervalued or attractively valued, based on one or more of the following factors: how the stock price compares to the company’s sales, earnings, and assets, as well as the overall value of the company compared to its sales and the capital invested in it. “Assets” means net assets, plus the amount of borrowings for investment purposes.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, exchange-traded funds (ETFs), depositary receipts, real estate investment trusts (REITs), exchange-traded futures, units, stapled securities, and other instruments that provide economic exposure to one or more equity securities. Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (VIE) structures.

1
MSCI ACWI ex USA Value Index is a registered service mark of MSCI, Inc., which does not sponsor and is in no way affiliated with the Fund.
March 1, 2026  |  69

JPMorgan International Value ETF (continued)
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may use exchange-traded futures (such as futures on indexes) and ETFs to gain exposure to particular securities or markets and for the efficient management of cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.
Investment Process: In managing the Fund, the adviser seeks to identify securities that it believes present attractive valuations through the best of behavioral-based and quantitative screens, alongside in-depth fundamental analysis. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research.
The adviser believes that investors frequently behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. The adviser believes that this investor behavior can result in market inefficiencies that persist over time, creating valuation opportunities that the adviser seeks to identify through both quantitative and fundamental analysis. Securities are subjected to further in-depth analysis, including consideration of whether or not the underlying businesses are fundamentally sound, and hence the securities are more likely to experience an increase in valuation and drive positive shareholder returns, or whether the adviser believes them to be undervalued for a reason, and hence less likely to experience an increase in valuation. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. Ordinarily, the adviser expects to invest across a large number of issuers in an effort to limit specific issuer risk.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
The Fund may invest a substantial part of its assets in just one region or country.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s
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investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity, and natural disasters common to the
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JPMorgan International Value ETF (continued)
region, including floods, droughts, earthquakes, fires and tsunamis, may adversely affect the economies and markets in the region. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries, and may be subject to national or regional security concerns, including terrorism, war, strained international relations, or the threat or potential of one or more such events. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs, trade restrictions or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People's Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE
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structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
China Stock Connect Programs Risk. The universe of A-share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the Programs) in Mainland China to the Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-shares through the Programs. There may be a lower level of liquidity in the China A-share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investments compared to other markets. This could potentially lead to severe price volatility in China A-shares. Investments in China A-shares are heavily regulated and the recoupment and repatriation of assets invested in China A-shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-shares through the Programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to the Fund and/or affect the Fund's ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-shares currently eligible for trading under a Program may also lose such designation. Further, all China A-shares trades must be settled in renminbi (RMB), which requires the Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan’s monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy, but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss
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JPMorgan International Value ETF (continued)
resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at
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a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the MSCI ACWI ex USA Index (net total return) and MSCI ACWI ex USA Value Index (net total return). The MSCI ACWI ex USA Index (net total return) serves as the Fund’s regulatory index and provides a broad measure of market performance. The MSCI ACWI ex USA Value Index (net total return) is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
10.94%
50.12%
2024
2025

Best Quarter	2nd quarter, 2025	12.16%
Worst Quarter	4th quarter, 2024	-5.85%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund since
	1 Year	09/13/2023
SHARES
Return Before Taxes	50.12%	28.33%
Return After Taxes on Distributions	48.89	27.43
Return After Taxes on Distributions and Sale of Fund Shares	30.18	22.12
MSCI ACWI EX USA INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	32.39	19.29
MSCI ACWI EX USA VALUE INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	39.50	22.18
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
March 1, 2026  |  75

JPMorgan International Value ETF (continued)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Buckingham	2023	Executive Director
Joyce Weng	2023	Executive Director
Ian Butler	2023	Executive Director
Kyle Williams	2023	Executive Director
Michael Barakos	2023	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
76  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF
Ticker: HEQQ
What is the goal of the Fund?
The Fund seeks to provide capital appreciation
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	51	160	280	628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (March 26, 2025 through October 31, 2025), the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities listed on the NASDAQ Stock Market. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will also purchase and sell exchange-traded put options and sell exchange-traded call options, employing an options overlay strategy designed to provide a continuous market hedge for the portfolio. The options will typically be based on exchange-traded funds (ETFs) that replicate the Nasdaq-100 Index® (Nasdaq 100 ETFs) but will also be based on the Nasdaq-100 Index®. The combination of the Fund investing in a non-diversified portfolio of equity securities, combined with the options overlay, is intended to provide the Fund with a significant portion of the returns associated with equity market investments, while exposing investors to less risk than traditional long-only equity strategies.
Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. The Fund seeks to provide a competitive risk-adjusted return over a full market cycle (defined as three to five years) relative to the Nasdaq-100 Index® (the Index) with lower volatility than traditional long-only equity strategies.
In implementing the Fund’s strategy, the Fund invests significantly in companies included in the Index (which includes both large cap and mid cap companies). The Fund may also invest in other equity securities not included in the Index. The Fund’s weighted average market capitalization will be close to that of the Index. Currently, many of the equity securities in the Fund’s portfolio will be in companies in the information technology sector.
In implementing the options overlay strategy, the Fund seeks to provide “laddered” exposure. To do this, the Fund typically holds options for multiple (normally, three) three-month periods (each, a hedge period) staggered a month apart, with overlapping coverage designed to provide a continuous market hedge, for the purpose of seeking to provide lower volatility in any market cycle. Laddered investing refers to the implementation of the strategy with different hedge periods, with the goal of mitigating potential risks associated with only one hedge period. The portfolio management team will have discretion to determine the amount of exposure related to each hedge period and will have flexibility to allocate the assets to a particular hedge period for various reasons, including reacting opportunistically to market conditions, managing investor flows in or out of the Fund and improving the tax management of the
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JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF (continued)
Fund. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The options overlay strategy is constructed by buying a put option at a higher strike price while selling a put option at a relatively lower strike price (together, this is referred to as a put option spread) and simultaneously selling a call option that substantially offsets the cost of the put option spread. Each put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of Nasdaq 100 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period.
In addition to the use of the options overlay strategy, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for the options overlay strategy and efficient management of cash flows.
The Fund invests in a non-diversified portfolio of securities.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Index at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Investment Process – Equity Portfolio: In managing the equity portion of the Fund, the adviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The adviser defines data science as the discipline of extracting useful insights from collections of information, and the adviser utilizes the insights as a part of its investment process. The adviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the adviser finds relevant to conducting fundamental analysis. The adviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the Fund’s portfolio management team uses the forecasts developed through data science techniques to help relative to their associated levels of risk. The Fund’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the adviser’s analysis. The adviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the adviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The adviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the adviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Investment Process — Options Overlay Strategy: The Fund’s options overlay strategy is designed to use options to hedge the Fund’s overall market exposure relative to traditional long-only strategies. Specifically, the options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. The downside protection comes from the purchase of put options, which give the owner the right, but not the obligation, to sell shares of the underlying reference asset at an agreed upon price (strike price). To implement the strategy, the adviser utilizes exchange-traded equity options that typically have a reference asset of a Nasdaq 100 ETF, but will also be based on Nasdaq-100 Index® options. These puts generally increase in price as the price of the reference asset falls, offering a measure of protection against falling market prices. To partially offset the initial cost of these purchased put options, the Fund will simultaneously sell put options at a lower strike price. This effectively limits the amount of downside protection offered by the puts, and together is referred to as a
78  |  J.P. Morgan Exchange-Traded Funds

“put option spread.” Entering into put option spreads is typically less expensive than a strategy of only purchasing put options, and the Fund may benefit in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The Fund is not expected to provide as much market protection when the market is only down slightly; during such periods, the Fund is expected to perform in line with broad equity markets.
While put option spreads are less expensive than outright puts, put option spreads still require some upfront costs. To substantially offset this upfront cost, the Fund will sell call options, which give the owner the right, but not the obligation, to buy shares of the underlying reference asset at a specified strike price. While the sale of these call options will substantially offset the remaining cost of the protective put spread, it will potentially reduce the Fund’s ability to profit from increases in the value of its equity portfolio. As the price of call options rise along with the price of the underlying asset, the Fund’s short position in calls will decrease in value as the market rises, potentially offsetting a portion of the equity portfolio gains. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The strategy will own multiple positions that expire at various dates. For each hedge period, a portion of the options overlay strategy may be reset as the applicable options approach expiration.
Nasdaq®, Nasdaq-100 Index®, Nasdaq 100®, NDX® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by the adviser. The Product(s) have not been passed on by the Corporations as to their legality or suitability. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The “laddered” component of the strategy is designed to mitigate potential risks associated with only one hedge period, but there is no guarantee that the adviser will be able to do so successfully. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide as much market protection during times when the market is only down slightly; during such periods, the Fund is expected to perform in line with broad equity markets. While the equity portfolio invests significantly in companies included in the Index, differences in holdings between the Fund’s equity portfolio and the Index or Nasdaq 100 ETFs may also lead to a less efficient hedge.
Options Risk. The value of the Fund’s option positions will fluctuate in response to changes in the value of the underlying ETF or the Index. The value of options is affected by changes in the value and dividend rates of the securities held by the Nasdaq 100 ETFs or represented in the Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the Nasdaq 100 ETFs or the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Selling call options can reduce
March 1, 2026  |  79

JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF (continued)
equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Nasdaq 100 ETF Risk. The Fund invests in options that derive their value from the Nasdaq 100 ETFs, and therefore the Fund’s investment performance is influenced by the investment performance of the Nasdaq 100 ETFs. The value of the Nasdaq 100 ETFs will fluctuate over time based on fluctuations in the values of the securities held by the Nasdaq 100 ETFs, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, the Nasdaq 100 ETFs are subject to index related and passive management risks and ETF shares trading risk, including risks relating to the absence of an active market and premium/discount risk. Brokerage, tax and other expenses may negatively impact the performance of an Nasdaq 100 ETF and, in turn, the value of the Fund’s investments. The Nasdaq 100 ETFs seek to track the Nasdaq 100 ETFs Index, but may not exactly match the performance of the Nasdaq 100 ETFs Index due to differences between the portfolio of an Nasdaq 100 ETF and the components of the Nasdaq 100 ETFs Index, fees and expenses, transaction costs, and other factors.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including options and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty).
Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Data Science Investment Approach Risk. The Fund relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the Fund’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value.
Non-Diversified Fund Risk. The Fund is non-diversified and may invest in a smaller number of instruments than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and
80  |  J.P. Morgan Exchange-Traded Funds

sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have an impact on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies and companies that rely heavily on technology are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. The effects of high portfolio turnover may adversely affect Fund performance.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
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JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF (continued)
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2025	Managing Director
Eric Moreau	2025	Executive Director
Matthew Bensen	2025	Executive Director
Judy Jansen	2025	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
82  |  J.P. Morgan Exchange-Traded Funds

More About the Funds
Additional Information About the Funds’ Investment Strategies
Each Fund is an ETF, which is a fund that trades like other publicly-traded securities. Each Fund is not an index fund. Each Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of a Fund may be similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when a fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
The adviser, in its discretion, may make modifications to a Fund’s investment strategy that it believes to be in the best interests of a Fund, including to address capacity or other concerns. Such modifications may include, but are not limited to, the addition of investment sleeves managed by other investment teams, changes to investment methodology or utilization of other investment companies. Any such changes may adversely impact a Fund’s performance.
Main Investment Strategies
Active China ETF
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to China. “Assets” means net assets, plus the amount of borrowings for investment purposes. China means Mainland China, and includes its administrative and other districts, such as Hong Kong and Macau. The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, convertible securities, depositary receipts, units, stapled securities, equity securities of REITs, privately placed securities, warrants and rights, participation notes or other structured notes, initial public offering and secondary placings, and other instruments that provide economic exposure to one or more equity securities. The Fund may invest in all types of issuers (including government-owned issuers) of equity securities and equity-related instruments that are tied economically to China, and in all types of publicly-issued shares of such issuers, including those listed on Chinese or U.S. exchanges. A significant portion of the equity securities in which the Fund invests are expected to be issued by companies that rely on VIE structures.
Because the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to China, it presents different risks than funds that do not so invest. See Investment Risks below.
Securities and instruments tied economically to China include: (i) securities of issuers that are organized under the laws of China or that maintain their principal place of business (generally their headquarters) in China; (ii) securities that are traded principally in China; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China or that have at least 50% of their assets in China; or (iv) securities or other instruments, including, but not limited to, participation notes, futures and other types of derivatives, that expose the Fund to the economic fortunes and risks of China. Under normal circumstances, the Fund will typically hold between 40 and 70 securities.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchange-traded funds, exchange-traded futures (primarily futures on indexes) and participation notes to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar using currency forwards.
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The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector, but the Fund may invest in any industry or sector.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to China. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
Investment Process: The Fund is managed by the sub-adviser. In managing the Fund, the sub-adviser adheres to an investment process that is primarily driven by bottom-up stock selection, while being mindful of macro and policy considerations. The sub-adviser seeks to add value primarily through security selection decisions.
The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below. Utilizing this research process, the sub-adviser aims to identify what it believes to be attractively-valued industry leaders within its coverage universe, with an emphasis on those companies the sub-adviser believes are or will be profitable with sustainable earnings and disciplined capital management.
Research analysts use their local expertise to identify, research, and rank companies according to the sub-adviser’s expectation of their future performance. Securities are assessed using a two part analysis which considers the sub-adviser’s expectations for (1) total returns on a medium term forward basis (five year expected returns) and (2) longer-term business growth characteristics and qualitative factors (strategic classifications). The sub-adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals. In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.
The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a security that it believes offers a better investment opportunity.
Active Developing Markets Equity ETF
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets (also known as “developing markets”). “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong.
Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging market country or that maintain their principal place of business in an emerging market country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, exchange-traded funds (ETFs), convertible securities, trust or partnership interests, depositary receipts, warrants and rights, exchange-traded futures, participation notes or other structured notes (which are securities issued by banks, broker-dealers or their affiliates that are designed to offer a return linked to a particular underlying equity or market), and other instruments that provide economic exposure to one or more equity securities. Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (VIE) structures.
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Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund also may use ETFs, exchanged-traded futures (such as futures on indexes) and participation notes to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar using currency forwards.
The Fund will invest a significant portion of its assets in the securities of large cap and mid cap market capitalization companies, although the Fund may also invest in small cap securities. At times, the Fund may increase the relative emphasis of its investments in a particular geographic region, industry or sector.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
Investment Process: In managing the Fund, the adviser adheres to an investment process that is primarily driven by bottom-up stock selection, while being mindful of macro and policy considerations. The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio.
The portfolio managers are primarily responsible for evaluating and selecting from among, and then implementing, the recommendations of the research analysts, who make their recommendations based on the security ranking system described below. Utilizing this research process, the adviser selects growth and value stocks that the adviser believes are or will be profitable with sustainable earnings and disciplined capital management. In selecting growth stocks, the adviser seeks to invest in companies that compound earnings sustainably over the long term. In selecting value stocks, the adviser seeks to invest in companies that appear to be attractively valued and have a robust dividend stream, balancing attractive yield and capital appreciation.
Research analysts use their local expertise to identify, research, and rank companies according to the adviser’s expectation of the companies’ future performance. Securities are assessed using a two-part analysis, which considers the adviser’s expectations for (1) total returns on a medium-term (two to four years) forward basis (expected returns) and (2) longer-term (five years or more) business growth characteristics and qualitative factors (strategic classifications). The adviser’s analysis includes a review of internal fundamental research, proprietary data, information self-reported by companies and data from third party vendors.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
ActiveBuilders Emerging Markets Equity ETF
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong, although the Fund may invest in securities tied to those countries as well.
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The Fund’s investments represent allocations to a variety of the adviser’s actively managed emerging market equity strategies, including country, region and style strategies, among others. The adviser selects the strategies utilized in the portfolio based on risk/return analyses and relative value considerations.
The Fund will overweight or underweight countries and sectors relative to the Index. In implementing its strategy, the Fund seeks to construct a portfolio of holdings that will outperform the Index over time while maintaining similar risk characteristics, including sector and geographic risks.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.
Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on VIE structures.
The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.
Securities and equity-related instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging market country or that maintain their principal place of business in an emerging market country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries.
There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries The Fund may use exchange-traded funds to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund will have significant exposure to investments in the China Region, South Korea and India.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including nondeliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.
Investment Process: In managing the Fund, the adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for countries and individual securities that it believes will perform well over time. A proprietary multi-factor model is used to quantitatively rank countries, which informs the Fund’s portfolio construction. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s objective of providing a high total return. Research produced by the adviser includes in-depth, fundamental research into individual securities conducted by research analysts, who emphasize each issuer’s long-term prospects, and disciplined top-down macro and quantitative research using the latest technology available to the firm. Research analysts use their local expertise to identify, research, and rank companies according to their expected performance.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
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Dividend Leaders ETF
Under normal circumstances, the Fund will invest at least 80% of its Assets in dividend-paying equity securities and equity-related instruments of companies that the adviser believes are Dividend Leaders in terms of their ability to, over time, (i) grow their dividends, and/or (ii) maintain high dividend payouts, in each case relative to the companies included in the Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund focuses on those Dividend Leaders that the adviser considers attractively valued and seeks to outperform the Index through superior stock selection.
The Fund invests in issuers located in both global developed markets and global emerging markets. Global developed markets include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong; global emerging markets include most of the other countries in the world. Although, at times, the Fund may have regional and sector exposures similar to those of the Index, the Fund’s investment approach is flexible, and the Fund is not constrained by the Index. Therefore, at times, the Fund may increase the relative emphasis of its investments in a particular geographic region, industry or sector. Under normal circumstances, the Fund will typically hold between 40 and 90 securities.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, convertible securities, depositary receipts, ETFs, equity securities of REITs, exchange-traded futures, warrants and rights, initial public offerings, privately placed securities, and other instruments that provide economic exposure to one or more equity securities.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management. The Fund may use exchange-traded futures to manage cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. However, a substantial portion (if not all) of the Fund's foreign investments will be denominated in foreign currencies, and the Fund may, but does not currently expect to, hedge its currency exposure.
The Fund will invest primarily in the securities of large cap market capitalization companies, although the Fund may also invest in mid cap and small cap securities.
Investment Process: In managing the Fund, the adviser focuses on individual equity selection, emphasizing those dividend-paying equity securities of companies that, according to the proprietary research of the adviser, are (i) identified as attractively valued, and (ii) in the adviser’s view, Dividend Leaders. In assessing long-term dividend growth potential, the adviser’s process generally looks for securities that the adviser believes have attractive opportunities for underlying earnings growth, the capability and willingness to grow future dividends and a proven business model. In assessing the ability for companies to maintain high payout ratios, the adviser generally looks for securities of companies that the adviser believes have resilient business models, strong free cash flow generation and strong capital allocation. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, if the adviser believes the security is no longer attractively valued, or if, in the adviser’s view, the issuer is no longer a Dividend Leader. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
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Equity and Options Total Return ETF
To implement its investment objective, the Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve this objective by (1) creating an actively managed portfolio of equity securities and (2) by selling call options with exposure to the Index, primarily through options on exchange-traded funds that replicate the Index (S&P 500 ETFs). The Fund seeks to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large cap market.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities and call options on S&P 500 ETFs or on the Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. In determining its Assets, the Fund will value the options using adjusted notional amounts that reflect the Fund’s investment exposure. The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. As of January 30, 2026, the market capitalizations of the companies in the Index ranged from $3.48 billion to $4.64 trillion. The Fund may also invest in equity securities of U.S. mid cap companies.
The Fund seeks a lower volatility level than the broader U.S. large cap market. Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time horizon).
In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on S&P 500 ETFs. Such options will be at a strike price that is out-of-the-money. The premiums generated from the written call options are an important source of the Fund’s diversified return stream and will not generally be paid as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns. In addition to writing these more traditional exchange-traded options, the Fund may also write FLexible EXchange® Options (FLEX Options) that reference a S&P 500 ETF or the Index. FLEX Options are exchange-traded option contracts with uniquely customizable terms.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its option positions. The adviser will not normally maintain such positions for an extended period.
In addition to the use of the options overlay strategy, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions if it is unable to purchase or write the necessary options for the options overlay strategy.
The Fund invests in a non-diversified portfolio of securities.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the S&P 500 Total Return Index, at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
Many of the equity securities in the Fund’s portfolio will be technology companies or companies that rely heavily on technological advances.
Investment Process – Equity Portfolio: In managing the equity portion of the Fund, the adviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The adviser defines data science as the discipline of extracting useful insights from collections of information, and the adviser utilizes the insights as a part of its investment process. The adviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the adviser finds relevant to conducting fundamental analysis. The adviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the Fund’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The Fund’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the adviser’s analysis. The adviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the adviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The adviser continuously evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the adviser’s forecasts and portfolio construction.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with
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respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Investment Process — Options Overlay Strategy: The Fund’s options overlay strategy is actively managed and is designed to use options to provide investors with a multi-pronged approach to total return. Specifically, the options overlay strategy is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the overall volatility profile of the Fund. To implement the strategy, the adviser utilizes exchange-traded equity options that typically have a reference asset of an S&P 500 ETF, but may also be based on Index options. In particular, premiums generated from the sale of out-of-the-money call options will accumulate within the Fund, contributing to the diversified source of total return for investors. The strategy will own multiple positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration.
Flexible Income ETF
The Fund primarily invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. The Fund may invest in a wide variety of asset classes from issuers throughout the world (including emerging market countries) to achieve its core objective of maximizing income while also providing an opportunity for capital appreciation. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries.
The Fund currently intends to gain exposure to debt securities principally through investments in underlying funds (as defined below), including mutual funds and/or ETFs within the same group of investment companies (i.e., J.P. Morgan Funds). The Fund may invest up to 100% of its total assets in underlying funds that primarily invest in debt securities and other types of investments that are rated below investment grade, meaning that such securities will carry a rating below Baa3 by Moody’s Investor Service, Inc. (Moody’s), BBB– by S&P Global Ratings (S&P), or BBB– by Fitch Ratings, or the equivalent by another national rating organization, or securities that are unrated. With respect to below investment grade debt securities, the Fund currently expects to invest no more than 70% of its total assets in underlying funds that primarily invest in such securities. In addition to, or in lieu of, gaining exposure to debt securities through investment in underlying funds, the Fund may invest directly in debt securities within the percentage limits set forth above.
The Fund may invest up to 35% of its total assets in underlying funds that invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund attempts to maximize its dividend yield by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.
The Fund may invest up to 90% of its total assets in equity securities, including common stocks, ELNs and equity securities of REITs. The Fund may gain exposure to ELNs both directly or through investments in underlying funds. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying instruments within the ELN. In addition to investments in equity securities, the Fund may also invest up to 25% in preferred securities and convertible securities that have characteristics of both equity and debt securities. The Fund has broad discretion to use other types of equity, debt, and investments that have characteristics of both debt and equity securities as part of its principal investment strategies. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what JPMIM believes to be their long-term investment value. The Fund may also invest in convertible bonds, warrants, participation notes, preferred securities and rights.
The Fund may invest in common stocks and, to a lesser extent, debt securities of REITs and other real estate companies in both developed and emerging markets. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred securities.
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In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps (including but not limited to credit default swaps and credit default swap indices) to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. Under certain market conditions, the Fund’s use of derivatives could be significant.
The Fund may invest in asset-backed securities. The Fund may also invest in mortgage-backed and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.
The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
The Fund also may invest in inflation-linked securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as TIPS, as well as inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund also may purchase when-issued securities and forward commitments, which are contracts to purchase securities at a fixed price for delivery at a future date.
The Fund may invest in underlying funds. To the extent the Fund invests in underlying mutual funds, the adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated mutual funds available, even though there may (or may not) be one or more unaffiliated mutual funds that investors might regard as more attractive for the Fund or that have superior returns. For passive ETFs, the adviser expects to use a J.P. Morgan ETF unless the adviser determines in its sole discretion the investment is not available. To the extent that an investment in a J.P. Morgan passive ETF is not available, only then will the adviser consider an unaffiliated passive ETF. For actively-managed underlying mutual funds and ETFs, the adviser limits its selection to J.P. Morgan Funds. In addition to gaining exposure to debt securities through underlying funds, the Fund may also gain exposure to its other investments through underlying funds.
Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss.
In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying the particular index.
Investment Process — As attractive investments across asset classes and strategies arise, the portfolio managers attempt to capture these opportunities and have wide latitude to allocate the Fund’s assets among strategies and asset classes. The adviser establishes the strategic and tactical allocation for the Fund and makes decisions concerning strategies, sectors, and overall portfolio construction. The adviser develops its investment insights through the combination of top-down macro views, together with the bottom-up views of the separate asset class specialists within J.P. Morgan Asset Management globally. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its assessment, the adviser will also consider the risks presented by certain ESG factors. Specifically, the adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates financially material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund while the Fund may divest or not invest in underlying funds and securities of issuers that do not present such risks. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
In buying and selling investments for the Fund, the adviser employs a continuous four-step process: (1) making asset allocation decisions based on JPMIM’s assessment of the intermediate term (6–18 months) market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target by determining the weightings of the asset classes, selecting the underlying securities,
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funds and other instruments; (3) for the Fund’s investments in securities issued by other funds, analyzing the investment capabilities of the underlying portfolio managers and funds, and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in JPMIM’s shorter term market outlook.
Global Select Equity ETF
The Fund invests primarily in equity securities of companies in global developed markets. The Fund also may invest in global emerging markets. Global developed markets include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong; global emerging markets include most of the other countries in the world. Generally, the Fund expects to maintain, over time, regional geographic and sector exposures similar to those of the Index, although the Fund may deviate from these exposures in the adviser’s discretion. Under normal circumstances, the Fund will typically hold between 65 and 95 securities.
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in equity securities and equity-related instruments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, convertible securities, depositary receipts, exchange-traded funds (ETFs), equity securities of real estate investment trusts (REITs), warrants and rights, and privately placed securities, and other instruments that provide economic exposure to one or more equity securities.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management. The Fund may use exchange-traded futures to manage cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. However, a substantial portion (if not all) of the Fund's foreign investments will be denominated in foreign currencies, and the Fund may, but does not currently expect to, hedge its currency exposure.
The Fund will invest primarily in the securities of large cap market capitalization companies, although the Fund may also invest in mid cap and small cap securities.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its Assets in equity securities and equity-related instruments. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Investment Process: In managing the Fund, the adviser focuses on individual equity selection, emphasizing those equity securities that are identified as attractive according to the proprietary research of the adviser. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for sustainable earnings growth. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions.
As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
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Healthcare Leaders ETF
The Fund will invest primarily in equity securities issued by Healthcare Companies which the adviser believes are leaders and where the magnitude and/or duration of future growth for these companies is underappreciated by the market. The Fund will invest in common stocks of Healthcare Companies across all market capitalizations, but expects to invest a majority of its assets in mid- and large- capitalization companies. The Fund will invest globally, including in both developed and emerging market countries, although it expects to invest a majority of its Assets in Healthcare Companies located in the U.S.
Prior to June 1, 2026, under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of Healthcare Companies. The adviser determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the group of industries in the healthcare sector. “Assets” means net assets, plus the amount of any borrowings for investment purposes.
Effective June 1, 2026, under normal circumstances, the Fund will invest at least 80% of its Assets in the equity securities of Healthcare Companies that the adviser considers to be leaders. The adviser determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the group of industries in the healthcare sector. In addition, leaders are those that the adviser believes are above median compared to Healthcare Companies, based on one or more of the following attributes: revenue growth, free cash flow growth, earnings per share growth, free cash flow margin and operating margin, all of which may be considered on a projected or a historic basis. “Assets” means net assets, plus the amount of any borrowings for investment purposes.
The Fund’s equity securities may include common stock and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use options, futures and other derivatives for risk management purposes and to provide equity market exposure. For example, the Fund may use exchange-traded futures to gain exposure to particular securities or markets and for the efficient management of cash flows. In addition, the Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.
The Fund has a fundamental policy to concentrate its investments in a group of industries in the health care sector. This means that the Fund will invest 25% or more of its total assets across a group of industries in the healthcare sector.
Investment Process: The Fund seeks to take advantage of the upside potential in the healthcare sector by investing in Healthcare Companies that the adviser believes the market underappreciates. In choosing securities to purchase, the adviser internally evaluates issuers to identify those that, in the adviser’s view, are leaders in the healthcare sector. The adviser leverages its proprietary research capabilities to identify these companies, with coverage provided by a team of dedicated healthcare specialists located around the world. Healthcare Companies that the adviser believes are “leaders” include those that have “catalysts” that the adviser believes will lead them to outperform their peers. These catalysts include: (i) clinical data updates; (ii) medical products that satisfy clinically and commercially meaningful unmet medical needs or denote improvements to the current standard of care; (iii) obtaining regulatory approvals and payer acceptance and coverage; (iv) medical products, services, or programs that improve healthcare delivery, clinical outcomes, or cost-effectiveness; (v) top line sales growth; (vi) patent expiration; (viii) research & development momentum; (ix) increased margins; and (x) M&A potential.
The adviser then seeks to invest in leaders where the magnitude and duration of future growth is underappreciated.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
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Hedged Equity Laddered Overlay ETF
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also purchase and sell exchange traded put options and sell exchange traded call options, employing an options overlay strategy, designed to provide a continuous market hedge for the portfolio. The options will typically be based on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs), but will also be based on Index. The combination of the diversified portfolio of equity securities, combined with the options overlay, is intended to provide the Fund with a significant portion of the returns associated with equity market investments, while exposing investors to less risk than traditional long-only equity strategies.
Volatility is one way to measure risk and refers to the variability of the Fund's or the market's returns. The Fund seeks to provide a competitive risk-adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Total Return Index, with lower volatility than traditional long-only equity strategies.
The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Index. As of January 30, 2026, the market capitalizations of the companies in the Index ranged from $3.48 billion to $4.64 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
In implementing the options overlay strategy, the Fund seeks to provide “laddered” exposure. To do this, the Fund typically holds options for multiple (normally, three) three-month periods (each, a hedge period) staggered a month apart, with overlapping coverage designed to provide a continuous market hedge, for the purpose of seeking to provide lower volatility in any market cycle. Laddered investing refers to the implementation of the strategy with different hedge periods, with the goal of mitigating potential risks associated with only one hedge period. The portfolio management team will have discretion to determine the amount of exposure related to each hedge period and will have flexibility to allocate the assets to a particular hedge period for various reasons, including reacting opportunistically to market conditions, managing investor flows in or out of the Fund and improving the tax management of the Fund. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The options overlay strategy is constructed by buying a put option at a higher strike price while selling a put option at a relatively lower strike price (together, this is referred to as a put option spread) and simultaneously selling a call option that substantially offsets the cost of the put option spread. Each put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
In addition to purchasing and selling more traditional exchange-traded options as described above, the Fund may also write FLexible EXchange® Options (FLEX Options) that reference a S&P 500 ETF or the Index. FLEX Options are exchange-traded option contracts with uniquely customizable terms.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period.
In addition to the use of the options overlay strategy, the Fund may use future contracts, primarily futures on indexes or certain securities within indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for the options overlay strategy. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities. The Fund may also use futures contracts for the efficient management of cash flows.
Investment Process – Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
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The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions.As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria, including:
●
impact on the overall risk of the portfolio
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high perceived potential reward compared to perceived potential risk
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possible temporary mispricings caused by apparent market overreactions
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catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
Investment Process – Options Overlay Strategy: The Fund’s options overlay strategy is designed to use options to hedge the Fund’s overall market exposure relative to traditional long-only strategies. Specifically, the options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. The downside protection comes from the purchase of put options, which give the owner the right, but not the obligation, to sell shares of the underlying reference asset at an agreed upon price (strike price). To implement the strategy, the adviser utilizes exchange-traded equity options that typically have a reference asset of an S&P 500 ETF, but will also be based on S&P 500 Index options. These puts generally increase in price as the price of the reference asset falls, offering a measure of protection against falling market prices. To partially offset the initial cost of these purchased put options, the Fund will simultaneously sell put options at a lower strike price. This effectively limits the amount of downside protection offered by the puts, and together is referred to as a “put option spread.” Entering into put option spreads is typically less expensive than a strategy of only purchasing put options, and the Fund may benefit in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The Fund is not expected to provide market protection when the market is only down slightly; during such periods, the Fund is expected to perform in line with broad equity markets.
While put option spreads are less expensive than outright puts, put option spreads still require some upfront costs. To substantially offset this upfront cost, the Fund will sell call options, which give the owner the right, but not the obligation, to buy shares of the underlying reference asset at a specified strike price. While the sale of these call options will substantially offset the remaining cost of the protective put spread, it will potentially reduce the Fund’s ability to profit from increases in the value of its equity portfolio. As the price of call options rise along with the price of the underlying asset, the Fund’s short position in calls will decrease in value as the market rises, potentially offsetting a portion of the equity portfolio gains. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The strategy will own multiple positions that expire at various dates. For each hedge period, a portion of the options overlay strategy may be reset as the applicable options approach expiration.
International Growth ETF
The Fund invests primarily in equity securities of foreign companies. Typically, in implementing its strategy, the Fund invests in common stocks of large and mid-capitalization foreign companies with a history of above-average growth or those that the adviser believes are expected to enter periods of above-average growth. Large and mid-capitalization foreign companies are companies with market capitalizations equal to those within the universe of the MSCI ACWI ex-USA Growth Index at the time of purchase. The Fund will generally invest in companies located in at least three foreign countries, although it may invest a substantial portion of its assets in just one foreign country. The Fund may invest in issuers located in both developed foreign and emerging market countries. Developed foreign countries include Australia, Canada, Japan, Israel, New Zealand, Singapore, the United Kingdom, most of the countries of Western Europe and Hong Kong; emerging market countries include most of the other countries in the world.
Effective June 1, 2026, under normal circumstances, the Fund invests at least 80% of its Assets in securities of growth companies. Growth companies are those that the adviser believes have strong growth potential, based on one or more of the following factors: projected future revenue growth, projected future earnings growth, historical revenue growth or historical earnings growth. “Assets” means net assets plus the amount of borrowings for investment purposes.
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An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred securities, trust or partnership interests, depositary receipts and warrants and rights.
The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including nondeliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with strong growth and quality characteristics. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, quality and valuation criteria. Companies that display attractive characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
International Value ETF
The Fund invests primarily in equity securities and equity-related instruments of foreign companies, including foreign subsidiaries of U.S. companies. The Fund may invest in issuers located in both developed foreign and emerging market countries. Developed foreign countries include Australia, Canada, Israel, Japan, New Zealand, Singapore, the United Kingdom, most of the countries of Western Europe and Hong Kong; emerging market countries include most of the other countries in the world. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or maintains its principal place of business (generally its headquarters) in such country (iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its total assets situated in such country or (iv) the security or other instrument, including, but not limited to, futures and other types of derivatives, expose the Fund to the economic fortunes and risks of such country. The Fund typically does not invest in U.S. issuers that do not qualify as foreign issuers. Generally, the Fund expects to maintain, over time, regional geographic and sector exposures similar to those of the MSCI ACWI ex USA Value Index (net total return)1, although the Fund may deviate from these exposures in the adviser’s discretion.
Effective June 1, 2026, under normal circumstances, the Fund invests at least 80% of its Assets in securities of value companies. Value companies are those that the adviser believes are undervalued or attractively valued, based on one or more of the following factors: how the stock price compares to the company’s sales, earnings, and assets, as well as the overall value of the company compared to its sales and the capital invested in it. “Assets” means net assets, plus the amount of borrowings for investment purposes.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred securities, exchange-traded funds (ETFs), depositary receipts, real estate investment trusts (REITs), exchange-traded futures, units, stapled securities and other instruments that provide economic exposure to one or more equity securities. Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (VIE) structures.

1
MSCI ACWI ex USA Value Index is a registered service mark of MSCI, Inc., which does not sponsor and is in no way affiliated with the Fund.
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Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may use exchange-traded futures (such as futures on indexes) and ETFs to gain exposure to particular securities or markets and for the efficient management of cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.
Investment Process: In managing the Fund, the adviser seeks to identify securities that it believes present attractive valuations through the best of behavioral-based and quantitative screens, alongside in-depth fundamental analysis. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research.
The adviser believes that investors frequently behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. The adviser believes that this investor behavior can result in market inefficiencies that persist over time, creating valuation opportunities that the adviser seeks to identify through both quantitative and fundamental analysis. Securities are subjected to further in-depth analysis, including consideration of whether or not the underlying businesses are fundamentally sound, and hence the securities are more likely to experience an increase in valuation and drive positive shareholder returns, or whether the adviser believes them to be undervalued for a reason, and hence less likely to experience an increase in valuation. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.
The Fund may invest a substantial part of its assets in just one region or country.
Nasdaq Hedged Equity Laddered Overlay ETF
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities listed on the NASDAQ Stock Market. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will also purchase and sell exchange-traded put options and sell exchange-traded call options, employing an options overlay strategy designed to provide a continuous market hedge for the portfolio. The options will typically be based on exchange-traded funds (ETFs) that replicate the Nasdaq-100 Index® (Nasdaq 100 ETFs), but will also be based on the Index. The combination of the Fund investing in a non-diversified portfolio of equity securities, combined with the options overlay, is intended to provide the Fund with a significant portion of the returns associated with equity market investments, while exposing investors to less risk than traditional long-only equity strategies.
Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. The Fund seeks to provide a competitive risk-adjusted return over a full market cycle (defined as three to five years) relative to the Nasdaq-100 Index® with lower volatility than traditional long-only equity strategies.
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In implementing the Fund’s strategy, the Fund invests significantly in companies included in the Nasdaq-100 Index® (which includes both large cap and mid cap companies). The Fund may also invest in other equity securities not included in the Nasdaq-100 Index®. The Fund’s weighted average market capitalization will be close to that of the Nasdaq-100 Index®. Currently, many of the equity securities in the Fund’s portfolio will be technology companies or companies that rely heavily on technological advances.
In implementing the options overlay strategy, the Fund seeks to provide “laddered” exposure. To do this, the Fund typically holds options for multiple (normally, three) hedge periods staggered a month apart, with overlapping coverage designed to provide a continuous market hedge, for the purpose of seeking to provide lower volatility in any market cycle. Laddered investing refers to the implementation of the strategy with different hedge periods, with the goal of mitigating potential risks associated with only one hedge period. The portfolio management team will have discretion to determine the amount of exposure related to each hedge period and will have flexibility to allocate the assets to a particular hedge period for various reasons, including reacting opportunistically to market conditions, managing investor flows in or out of the Fund and improving tax management of the Fund. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The options overlay strategy is constructed by buying a put option at a higher strike price while selling a put option at a relatively lower strike price (together, this is referred to as a put option spread) and simultaneously selling a call option that substantially offsets the cost of the put option spread. Each put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
In addition to purchasing and selling more traditional exchange-traded options described above, the Fund may also write FLexible EXchange® Options (FLEX Options) that reference a Nasdaq 100 ETF or the Index. FLEX Options are exchange-traded option contracts with uniquely customizable terms.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of Nasdaq 100 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period.
In addition to the use of the options overlay strategy, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for the options overlay strategy and efficient management of cash flows.
Furthermore, derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above, to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.
Investment Process – Equity Portfolio: In managing the equity portion of the Fund, the adviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The adviser defines data science as the discipline of extracting useful insights from collections of information, and the adviser utilizes the insights as a part of its investment process. The adviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the adviser finds relevant to conducting fundamental analysis. The adviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the Fund’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The Fund’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the adviser’s analysis. The adviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the adviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The adviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the adviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular,
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ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund invests in a non-diversified portfolio of securities.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Index at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Investment Process — Options Overlay Strategy: The Fund’s options overlay strategy is designed to use options to hedge the Fund’s overall market exposure relative to traditional long-only strategies. Specifically, the options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. The downside protection comes from the purchase of put options, which give the owner the right, but not the obligation, to sell shares of the underlying reference asset at an agreed upon price (strike price). To implement the strategy, the adviser utilizes exchange-traded equity options that typically have a reference asset of a Nasdaq 100 ETF, but will also be based on Nasdaq-100 Index® options. These puts generally increase in price as the price of the reference asset falls, offering a measure of protection against falling market prices. To partially offset the initial cost of these purchased put options, the Fund will simultaneously sell put options at a lower strike price. This effectively limits the amount of downside protection offered by the puts, and together is referred to as a “put option spread.” Entering into put option spreads is typically less expensive than a strategy of only purchasing put options, and the Fund may benefit in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The Fund is not expected to provide market protection when the market is only down slightly; during such periods, the Fund is expected to perform in line with broad equity markets.
While put option spreads are less expensive than outright puts, put option spreads still require some upfront costs. To substantially offset this upfront cost, the Fund will sell call options, which give the owner the right, but not the obligation, to buy shares of the underlying reference asset at a specified strike price. While the sale of these call options will substantially offset the remaining cost of the protective put spread, it will potentially reduce the Fund’s ability to profit from increases in the value of its equity portfolio. As the price of call options rise along with the price of the underlying asset, the Fund’s short position in calls will decrease in value as the market rises, potentially offsetting a portion of the equity portfolio gains. The options overlay strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The strategy will own multiple positions that expire at various dates. For each hedge period, a portion of the options overlay strategy may be reset as the applicable options approach expiration.
Additional Investment Strategies
The Funds invest primarily in equity securities as described above. The Funds invest in common stock as a main strategy. Although not generally part of the Funds’ main investment strategies, the Funds may also utilize the following:
●
preferred securities
●
warrants and rights to buy common stock
●
convertible securities
●
equity securities purchased in initial public offerings
●
trust or partnership interests
●
private placement securities, restricted securities and other unregistered securities
●
Master limited partnerships
●
ETFs (which are a main investment for the Hedged Equity Laddered Overlay ETF).
In addition to the securities described above, all of these securities may be included as equity securities for the purpose of calculating a Fund’s 80% policy.
Although not main strategies, the Funds may also utilize the following, some of which may be equity securities:
●
REITs, which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate
●
affiliated money market funds
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●
foreign securities, often in the form of depositary receipts
●
derivatives, including futures contracts, options and swaps. In connection with its main investment strategies, a Fund may use futures to more effectively gain targeted equity exposure from its cash position. A Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance a Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.
●
securities lending.
In addition to using options and futures as described above, a Fund may also utilize derivatives, including futures contracts, options and swaps, in order to hedge various investments, for risk management. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant. Effective June 1, 2026, derivative instruments used by a Fund will be counted toward any Fund’s 80% policy, as discussed above, to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. For Equity and Options Total Return ETF and Nasdaq Hedged Equity Laddered Overlay ETF, options are already counted toward each Fund’s 80% policy.
The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policies as described below. The Board of Trustees of the Trust may change a Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
The Funds may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Funds, it is summarized in each Fund’s Risk/Return Summary.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each
Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. A Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, each Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, each Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus. Securities lending is not a principal strategy of the Funds.
The Funds also may use other non-principal strategies that are not described herein, but which are described in the Statement of Additional Information.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.
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The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
Each Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
	Active China ETF	Active Developing Markets Equity ETF	ActiveBuilders Emerging Markets Equity ETF	Dividend Leaders ETF	Equity and Options Total Return ETF	Flexible Income ETF	Global Select Equity ETF	Healthcare Leaders ETF	Hedged Equity Laddered Overlay ETF	International Growth ETF	International Value ETF	Nasdaq Hedged Equity Laddered Overlay ETF
Asia Pacific Market Risk		•	•	○		○	○				•
Authorized Participant Concentration Risk	•	•	•	•	•	•	•	•	•	•	•	•
Cash Transactions Risk	•	•	•	○		•	○	○			○
China Region Risk	•
China Stock Connect Programs Risk	•	•	○							○	•
Communication Services Sector Risk
Concentration Risk								•
Consumer Discretionary Risk	•						•
Convertible Securities Risk			○		○	•			○		○
Credit Risk						•
Currency Risk	•	•	•	•		•	•	•		•	•
Cyber Security Risk	○	○	○	○	○	○	○	○	○	○	○	○
Data Science Investment Approach Risk					•							•
Depositary Receipts Risk	•	•	•	•			•	•			•
Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•
Developed Asia Pacific (ex-Japan) Market Risk										○
●
Main Risks
○
Additional Risks
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	Active China ETF	Active Developing Markets Equity ETF	ActiveBuilders Emerging Markets Equity ETF	Dividend Leaders ETF	Equity and Options Total Return ETF	Flexible Income ETF	Global Select Equity ETF	Healthcare Leaders ETF	Hedged Equity Laddered Overlay ETF	International Growth ETF	International Value ETF	Nasdaq Hedged Equity Laddered Overlay ETF
Dividend Paying Securities Risk				•
Equity Market Risk	•	•	•	•	•	•	•	•	•	•	•	•
Equity-Linked Notes Risk						•
European Market Risk		○		•		•	•	•		○	•
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk		○	○		○	•	○		○		○	○
Financials Sector Risk	•	•	•	•			•			•	•
FLEX Options Risk					○			○				○
Foreign Securities and Emerging Markets Risk	•	•	•	•		•	•	•		•	•
General Market Risk	•	•	•	•	•	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•	•			•			•	•
Government Securities Risk						•
Greater China Region Risk		•	•							○	•
Growth Investing Risk										•
Healthcare Sector Risk								•
High Portfolio Turnover Risk							•					•
High Yield Securities Risk						•
India Risk		○	•				○
Industrials Sector Risk										•
Industry and Sector Focus Risk	•	•	•	•	•	•	•	•	•	•	•	•
Industry Concentration Risk					•							•
Inflation-Linked Securities Risk						•
Information Technology Sector Risk		•	•	•	•		•		•	•
Initial Public Offering (IPO) Risk					○				○		○	○
Interest Rate Risk						•					○
Interfund Lending Risk						•
Investment Company and Pooled Investment Vehicle Risk						•
Large Cap Company Risk	•			•	•		•	•	•	•		•
Latin American Market Risk		○				○
Loan Risk						•
●
Main Risks
○
Additional Risks
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More About the Funds (continued)
	Active China ETF	Active Developing Markets Equity ETF	ActiveBuilders Emerging Markets Equity ETF	Dividend Leaders ETF	Equity and Options Total Return ETF	Flexible Income ETF	Global Select Equity ETF	Healthcare Leaders ETF	Hedged Equity Laddered Overlay ETF	International Growth ETF	International Value ETF	Nasdaq Hedged Equity Laddered Overlay ETF
Market Trading Risk	•	•	•	•	•	•	•	•	•	•	•	•
Master Limited Partnerships (MLPs) Risk					○
Middle East and Africa Risk		○	○				○				○
Mortgage-Related and Other Asset-Backed Securities Risk						•
Nasdaq 100 ETF and S&P 500 ETF Risk					•				•			•
New Fund Risk	○	○		○	○	○	○	○	○		○	○
Non-Diversified Fund Risk	•				•							•
Options Overlay Strategy Risk					•
Options Risk					•				•		○	•
Preferred Securities Risk		•			○	•			○	•	•
Prepayment and Call Risk						○
Privately Placed Securities Risk											○
Real Estate Securities Risk				○		•	○		○		○
Regulatory and Legal Risk	○	○	○	○	○	○	○	○	○	○	○	○
Risk of Investing in Canada							○				○
Risk of Investing in Japan				○			•			○	•
Securities Lending Risk	○	○	○	○	○	○	○	○	○	○	○	○
Significant Holdings Risk									•
Smaller Company Risk	•		•	•	•	○	•	•	•	•	•	•
Strategy Risk					•				•			•
Structured Instrument Risk	•	•									○
Technology Exposure Risk												•
Transactions and Liquidity Risk	○	○	○	○	○		○	○	○	○	○	○
Value Investing Risk											•
Variable Interest Entities Risk	•	•	•							○	○
Volcker Rule Risk	○	○	○	○	○	○	○	○	○	○	○	○
●
Main Risks
○
Additional Risks
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or
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political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in that Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts) are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund's ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund’s investments.
(Active China ETF only) Sanctions, or even the threat of sanctions, against one or more foreign countries may result in the decline of the value and liquidity of the securities of those countries or other adverse consequences to those countries’ economies. As a result, sanctions may impair the Fund’s performance or its ability to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its
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existing investments related to such foreign companies, prohibiting the Fund from selling or otherwise transacting in these investments. This could negatively impact the Fund’s ability to sell securities or other financial instruments as needed. Sanctions could result in the sanctioned foreign country taking counter measures or retaliatory actions, which may further impair the value or liquidity of the securities of those countries and negatively impact the Fund.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries may have hostile relations with other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries which can increase the risk of loss. From time to time, certain companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk above, a Fund may focus its investments in one or more foreign regions or small groups of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.
China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Macau are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S. As a result, the Fund may not be suitable for all investors and should be used only by investors who understand the risks of investing in securities and instruments economically tied to China. Like all fund investments, investors in the Fund should monitor their investment. An investor in the Fund could potentially lose the full value of their investment.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. China's economy is highly reliant on trade and may be adversely affected by a deterioration in global demand, supply chain issues, or labor shortages. There is also the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
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The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for products in Greater China and reduced flows of private capital to these economies.
Brokerage commissions and other fees may be higher for securities traded in Mainland Chinese markets than more developed markets.
At times, there is a high correlation among the markets in the Greater China region. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which a Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on a Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of a Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of a Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for products in Greater China and reduced flows of private capital to these economies.
Brokerage commissions and other fees may be higher for securities traded in Mainland Chinese and Taiwanese markets than more developed markets. At times, there is a high correlation among the markets in the Greater China region. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which a Fund is not invested, may adversely affect security values in other countries in the region and thus a Fund’s holdings.
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Variable Interest Entities Risk. Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value.
Under a VIE structure, a Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as a Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as a Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable.
If any of the foregoing were to occur, a non-Chinese investor may have little or no legal recourse and the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Mainland Chinese companies listed on U.S. exchanges, including American Depositary Receipts and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.
China Stock Connect Programs Risk. The universe of A-share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the Programs) in Mainland China to a Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-shares through the Programs. There may be a lower level of liquidity in the China A-share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investments compared to other markets. This could potentially lead to severe price volatility in China A-shares. Investments in China A-shares are heavily regulated and the recoupment and repatriation of assets invested in China A-shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-shares through the Programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect a Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-shares currently eligible for trading under a Program may also lose such designation. Further, all China A-shares trades must be settled in renminbi (RMB), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity, and natural disasters common to the region, including floods, droughts, earthquakes, fires and tsunamis, may adversely affect the economies and markets in the region. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may
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have relatively unstable governments and economies based on only a few commodities or industries, and may be subject to national or regional security concerns, including terrorism, war, strained international relations, or the threat or potential of one or more such events. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs, trade restrictions or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Developed Asia Pacific (ex-Japan) Market Risk. Investments in securities of issuers in developed Asia Pacific countries (ex-Japan) involve risks that are specific to the Asia Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia Pacific countries have experienced expropriation and/or nationalization of assets, political and social instability and armed conflict. Some economies in this region are dependent on a range of commodities and are strongly affected by international commodity prices. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Some developed Asia Pacific economies are highly dependent on trade and economic conditions in other countries. Although a Fund only intends to invest in developed countries in the Asia Pacific region, the Fund may be impacted by risks associated with investing in developing and emerging market countries in the Asia Pacific region because the economies of countries (including developed countries) in the Asia Pacific region may be heavily dependent on one another. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in Indian securities may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Investments in India may be more likely to be affected by such events than investments in other geographic regions. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Risk of Investing in Japan. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial
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services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan's economy has in the past and could in the future be significantly impacted by natural disasters.
Risk of Investing in Canada. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. The Canadian economy is also dependent upon external trade with other key trading partners, including Mexico, China or the United Kingdom. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments or other factors that a Fund cannot control could have an adverse impact on the Canadian economy. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates, as well as government overspending and political instability, generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund. Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which a Fund may invest. Other Latin American market risks include foreign exchange controls, less developed regulatory, accounting, auditing and financial standards, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Middle East and Africa Risk. Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. In particular, changes in investment policies or shifts in the prevailing political climate could result in the introduction of changes to government regulations with respect to price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls and labor and welfare benefit policies. Unexpected changes in these policies or regulations could lead to increased investment, operating or compliance expenses. Any such changes could have a material adverse effect on a Fund and the adviser’s business, financial condition and results of operations. Certain countries in the region may be affected by political instability, armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socio-economic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Specific country risks that may have a material adverse effect on a Fund’s business, financial condition and results of operations are: potential political instability, riots or other forms of civil disturbance or violence; war, terrorism, invasion, rebellion or revolution; government interventions, including expropriation or nationalization of assets, increased protectionism and the introduction of tariffs or subsidies; changing fiscal and regulatory regimes; arbitrary or inconsistent government action; inflation in local economies; cancellation, nullification or unenforceability of contractual rights; and underdeveloped industrial and economic infrastructure. Armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts in the Middle East, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. Ongoing regional tensions and instability in the Middle East and Africa Region may significantly impact economies in the region. Such impacts could occur through a lower flow of foreign direct investment into the region, the outflow of expatriate residents or capital, or increased volatility in the global and regional financial markets. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which,
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if abandoned, could cause sudden and significant currency adjustments, which could impact a Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on a Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by a Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of a Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to a Fund’s ability to repatriate investment income, capital gains or its investments. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by a Fund and subject to the limitations on illiquid investments.
Depositary Receipts Risk. A Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Large Cap Company Risk. If a Fund invests in large cap company securities, it may underperform other funds during periods when a Fund’s large cap securities are out of favor. In addition, large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small cap companies, especially during extended periods of economic expansion.
Smaller Company Risk. (Small Cap Company and Mid Cap Company Risks) Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. A Fund may use derivatives(Flexible Income ETF only), including swaps, futures, and forward contracts, in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies are limited in their ability to engage in derivative transactions.
A Fund’s transactions in currency forwards, futures contracts and other derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose a Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
(Flexible Income ETF only) In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or
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taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses.
Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose a Fund to risks of mispricing or improper valuation.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Significant Holdings Risk. Although a Fund is considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be invested in a relatively small number of securities, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. These investments increase the risk that the value of a Fund’s Shares is more sensitive to economic results of the underlying securities. The value of the Shares of a Fund may also be more volatile than a fund that allocates its investments to a larger number of smaller positions or to investments whose performance is related to a larger number of securities.
Structured Instrument Risk. A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (structured instruments). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.
If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.
Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.
Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and may affect the price of a Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund. A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to a Fund’s investments in foreign securities. There can be no assurance that a Fund’s hedging activities will be effective, including due to delays in placing trades and other operational limitations, and a Fund will incur costs in connection with the hedging. In addition, a Fund may incur costs in connection
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with conversions between U.S. dollars and foreign currencies. Currency hedging may limit a Fund’s return if the relative values of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
(Active China ETF Only) Mainland China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Industry and Sector Focus Risk. At times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Communication Services Sector Risk. Communication services companies may be greatly affected by technological advancements, market competition, supply chain issues, and labor shortages. Companies in the communication services sector may also be affected by research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches including hacking, ransomware attacks, denial of service attacks, and potential theft, loss, or unauthorized disclosure of proprietary or consumer information, which may result in disruptions in service, reputational damage, regulatory penalties, or financial losses.Additionally, the communication services sector is impacted by fluctuating market demands both domestically and internationally, as well as shifting demographics and unpredictable changes in consumer preferences. Companies in the communication services sector also face intense competition in new product development, deployment, and delivery.
Consumer Discretionary Sector Risk. A Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, supply chains and competition, labor shortages, tariffs and trade policies. Performance of such companies may be affected by reduced disposable household income, reduced consumer spending, changing demographics, changes in consumer preferences, social trends and marketing campaigns.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government
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regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Technology Exposure and Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulatory and policy changes and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Such competitive pressures may lead to limited earnings and/or falling profit margins. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies and companies that rely heavily on technology are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. In addition, certain technology-related companies in which a Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of a Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for a Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or reduced market liquidity. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV. Such discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares, does not maintain a secondary market in the Shares.
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Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. Under such circumstances, a Fund may be unable to buy or sell certain portfolio securities or financial instruments, may be unable to rebalance its portfolio, may be unable to accurately price its investments, and may experience disruptions to a Fund’s creation/redemption process which means a Fund may be unable to achieve its investment objective and it may incur substantial losses.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. Each Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Non-Diversified Fund Risk. A Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in a Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of a Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Cash Transactions Risk. Unlike certain ETFs, a Fund may effect its creations and redemptions entirely or partially in cash, rather than in-kind securities. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because a Fund may effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes a gain on these sales, this generally will cause the Fund to recognize a gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Cash Transactions Risk. (Active China ETF and Active Developing Markets Equity ETF) Unlike certain ETFs, a Fund may effect its creations and redemptions entirely in cash or partially in cash, rather than in-kind securities. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes a gain on these sales, this generally will cause a Fund to recognize a gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred shares may carry different rights or obligations in jurisdictions outside of the United States.
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Dividend Paying Securities Risk. A Fund primarily invests in dividend paying securities. As a result, Fund performance will correlate with the performance of the dividend paying stock segment of the equity market, and a Fund may underperform funds that do not limit their investments to dividend paying securities. If securities held by a Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected. In addition, there may be periods when paying dividends is out of favor (such as periods of rising interest rates, high inflation and/or strong economic growth) and therefore, during such periods, the performance of a Fund may suffer.
Strategy Risk. (Equity and Options Total Return ETF) The adviser may not be successful in managing the Fund with a lower level of volatility than the Fund’s index. Depending on market conditions during a particular time in a market cycle, the Fund’s volatility at that time may not be lower than that of its index. Because the Fund seeks lower relative volatility, the Fund may underperform the index, particularly in rising markets.
(Hedged Equity Laddered Overlay ETF) The “laddered” component of the strategy is designed to mitigate potential risks associated with only one hedge period, but there is no guarantee that the adviser will be able to do so successfully. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times when the market is down slightly; during such periods, the Fund is expected to perform in line with broad equity markets.
(Nasdaq Hedged Equity Laddered Overlay ETF) The “laddered” component of the strategy is designed to mitigate potential risks associated with only one hedge period, but there is no guarantee that the adviser will be able to do so successfully. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times when the market is down slightly; during such periods, the Fund is expected to perform in line with broad equity markets. While the long portfolio invests significantly in companies included in the Nasdaq-100 Index®, differences in holdings between the Fund’s equity portfolio and the Nasdaq-100 Index® or ETFs that seek to replicate the Nasdaq-100 Index® may also lead to a less efficient hedge.
Options Overlay Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the Index or ETF (each, an underlying instrument) will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
In addition, the long portfolio will not necessarily provide the same exposure to the Index as the call options. Instead the securities in the long portfolio are chosen to have a lower volatility than that of the Index while the options are designed to align with the Index. As described in more detail in the “Strategy Risk” section, therefore, there is a risk that the adviser may not be successful in managing the Fund with a lower volatility than the Index.
Options Risk. The value of a Fund’s positions in Index options or options on ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. A Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s option strategies, and for these and other reasons, a Fund’s option strategies may not reduce a Fund’s volatility to the extent desired and could result in losses.
Options Risk. (Hedged Equity Laddered Overlay ETF and Nasdaq Hedged Equity Laddered Overlay ETF)The value of a Fund’s positions in options on Nasdaq 100 ETFs and S&P 500 ETFs and Nasdaq-100 ETFs® and S&P 500 Index options will fluctuate in response to changes in the value of the underlying ETF or index. The value of options is affected by changes in the value and dividend rates of the securities held by the Nasdaq 100 ETFs and S&P 500 ETFs or represented in the Nasdaq 100 ETFs and S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the Nasdaq 100 ETFs and S&P 500 ETFs or the Nasdaq-100 ETFs® and S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Selling call options on Nasdaq 100 ETFs and S&P 500 ETFs or the Nasdaq-100 ETFs® and S&P 500 Index can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the
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time of selling the call option. A Fund also risks losing all or part of the cash paid for purchasing call options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
FLEX Options Risk. A Fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. A Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, a Fund could suffer losses. Additionally, FLEX Options may be less liquid than standardized options. In less liquid markets for the FLEX Options, a Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. A Fund may experience downside from specific FLEX Option positions and certain FLEX Option positions may expire with little to no value. The FLEX Options held by a Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the underlying Nasdaq 100 ETFs and S&P 500 ETF or the Nasdaq-100 ETFs® and S&P 500 Index. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the underlying Nasdaq 100 ETFs and S&P 500 ETF’s share price or the Index’s value on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by a Fund will be determined based on market quotations or other recognized pricing methods. The value of the FLEX Options will be affected by, among other things, changes in the underlying Nasdaq 100 ETFs and S&P 500 ETF’s share price or the value of the Nasdaq-100 ETFs® and S&P 500 Index, changes in interest rates, changes in the actual and implied volatility of the underlying ETF or Nasdaq-100 ETFs® and S&P 500 Index and the remaining time to until the FLEX Options expire.
Nasdaq 100 ETFs and S&P 500 ETF Risk. A Fund invests in options that derive their value from the Nasdaq 100 ETFs and S&P 500 ETFs, and therefore the Fund’s investment performance is influenced by the investment performance of the Nasdaq 100 ETFs and S&P 500 ETFs. The value of the Nasdaq 100 ETFs and S&P 500 ETFs will fluctuate over time based on fluctuations in the values of the securities held by the Nasdaq 100 ETFs and S&P 500 ETFs, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, the Nasdaq 100 ETFs and S&P 500 ETFs are subject to index related and passive management risks and ETF shares trading risk, including risks relating to the absence of an active market and premium/discount risk. Brokerage, tax and other expenses may negatively impact the performance of an Nasdaq 100 ETFs and S&P 500 ETF and, in turn, the value of a Fund’s investments. The Nasdaq 100 ETFs and S&P 500 ETFs seek to track the Nasdaq-100 ETFs® and S&P 500 Index, but may not exactly match the performance of the Nasdaq-100 ETFs® and S&P 500 Index due to differences between the portfolio of an Nasdaq 100 ETFs and S&P 500 ETF and the components of the Nasdaq-100 ETFs® and S&P 500 Index, fees and expenses, transaction costs, and other factors.
Data Science Investment Approach Risk. A Fund relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of a Fund’s proprietary data science approach will result in effective investment decisions for a Fund, specifically to the extent the approach does not perform as designed or as intended, a Fund’s strategy may not be successfully implemented and a Fund may lose value.
Industry Concentration Risk. A Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of a Fund’s index at the time of investment, a Fund may invest up to 35% of its total assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, certain Funds are intended for investors who are able and willing to assume a high degree of risk.
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In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. A Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.
Loan Risk. A Fund may invest in Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although a Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by a Fund.
No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.
When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, a Fund assumes the credit risk of the seller of the loan participation and any other party’s interposition between the Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.
Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s
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yield and the income available for distribution by the Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Interest Rate Risk. Each Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or counterparties to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds’ securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Mortgage-Related and Other Asset-Backed Securities Risk. A Fund may invest in both residential or commercial mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the residential and commercial property market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities. A Fund may invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of nonpayment. A Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly
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depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities, the dividend paid on preferred securities and payment of principal upon maturity until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the resolution authority) has determined that the issuer is not viable. Even though a Fund does not invest in common stock as a principal investment strategy, a Fund will be subject to increased equity market risk in the event that such securities are converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations and unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act), which could produce adverse economic consequences for the REIT and its investors, including a Fund.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Fund.
In addition, certain of the companies in which a Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of a Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
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Government Securities Risk. A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Investment Company and Pooled Investment Vehicle Risk. A Fund may invest in shares of J.P. Morgan Funds and other investment companies, including unaffiliated ETFs, and pooled investment vehicles, including ETCs, which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. A Fund is subject to the risks associated with the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in commodities. The price and movement of an ETF or ETC may not track the underlying index and may result in a loss. In addition, ETFs and ETCs may trade at a price above (premium) or below (discount) their net asset value especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF or ETC’s underlying portfolio. In addition, the adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Further, certain pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “bid” price quoted by a seller and the “ask” price offered by a buyer. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain ETFs or pooled investment vehicles and such shares may be highly illiquid.
Inflation-Linked Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
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Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a buyer, or legal restrictions on the securities’ resale. Disruption to the activities of market makers and a limited pool of authorized participants could also contribute to decreased liquidity. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Interfund Lending Risk. A delay in repayment to a Fund from a borrowing fund could result in lost opportunity costs. Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, a Fund could take possession of collateral that the Fund is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the Fund. A Fund’s interfund lending arrangements are subject to certain conditions under an SEC exemptive order. Although the conditions of the SEC exemptive order are designed to minimize the risks associated with interfund lending, no lending activity is without risk.
Equity-Linked Notes Risk. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The Fund’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
High Portfolio Turnover Risk. A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. The effects of high portfolio turnover may adversely affect Fund performance.
Concentration Risk. (Healthcare Leaders ETF) Because the Fund will, under ordinary circumstances, invest a significant portion of its assets in securities of Healthcare Companies, developments affecting the healthcare sector and industries within this sector may have a disproportionate impact on the Fund.
Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. A Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.
Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued or attractively valued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by
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the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. A Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.
Initial Public Offering (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Master Limited Partnerships (MLPs) Risk. A Fund may invest in MLPs whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment or redemptions rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by a Fund may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, a Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Securities Lending Risk. Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, fraud, improper release, corruption and destruction of, or unauthorized access to, confidential, personal or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties
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and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks, and similar events. While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
New Fund Risk. Certain Funds are new with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. In addition, until a Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of a Fund, which may be subject to heightened volatility. In addition, there can be no assurance that a Fund will grow to or maintain an economically viable size.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
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WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, variable rate master demand notes, money market mutual funds and bank deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.
MSCI Disclaimer
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
S&P Opco, LLC Disclaimer
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
ICE Data Indices, LLC Disclaimer
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
Bloomberg Disclaimer
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
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More About the Funds (continued)
Nasdaq Disclaimer
The JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to the adviser (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, Nasdaq 100®, NDX®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index®, which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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The Funds’ Management and Administration
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Funds.
The Funds’ Investment Adviser, Administrator and Sub-Adviser
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Funds. JPMIM also provides administrative services for and oversees the other service providers of the Funds. In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. JPMorgan Asset Management (Asia Pacific) Limited (JPMAM (AP) or the sub-adviser) is the investment sub-adviser to Active China ETF. JPMAM (AP) is responsible for the day-to-day investment decisions of the Active China ETF. JPMIM, not the Active China ETF, will pay the sub-adviser for its services.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMAM (AP) is an indirect wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. JPMIM is located at 270 Park Avenue, New York, NY 10017 and JPMAM (AP) is located at 19th Floor, Chater House, 8 Connaught Road Central, Hong Kong.
Sub-Adviser. JPMIM has the responsibility for the management of the Active China ETF’s affairs, under the supervision of the Trust’s Board of Trustees. The Active China ETF’s investment portfolio is managed on a day-to-day basis by the sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the sub-adviser, and it monitors and evaluates the sub-adviser to help assure that the sub-adviser is managing the Active China ETF consistently with the Active China ETF’s investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of the sub-adviser. The sub-adviser is responsible for deciding which securities to purchase and sell for the Active China ETF and for placing orders for the Active China ETF’s transactions. JPMIM does not determine what investments will be purchased or sold for the Active China ETF.
JPMIM has obtained a “manager of managers” exemptive order from the SEC, as expanded by subsequent SEC staff no-action relief (the Exemptive Order), which grants exemptions from certain provisions of the 1940 Act. Pursuant to the Exemptive Order, JPMIM is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisers without such agreements being approved by the shareholders of the Active China ETF. Accordingly, the Active China ETF and JPMIM may hire, terminate, or replace affiliated and unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility, subject to oversight of the Trust’s Board of Trustees, to oversee the sub-advisers and recommend their hiring, termination and replacement. Currently, the Active China ETF has selected JPMAM (AP) to manage all of the Active China ETF’s assets.
Shareholders will be notified of any changes in sub-advisers. Shareholders of the Active China ETF have the right to terminate the sub-advisory agreement for the Active China ETF at any time by a vote of the majority of the outstanding voting securities of the Active China ETF. The Exemptive Order also permits the Active China ETF to disclose to shareholders the management fees only in the aggregate.
Management Fee and Other Expenses
Pursuant to each Fund’s management agreement and the investment sub-advisory agreement for the Active China ETF, JPMIM is entitled to a management fee and investment sub-advisory fee for the Active China ETF, incurred daily and paid monthly, of a Fund’s average daily net assets. During the most recent fiscal year ended October 31, 2025, JPMIM was paid management fees and an investment sub-advisory fee for the Active China ETF, as shown below, as a percentage of a Fund’s average daily net assets:
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The Funds’ Management and Administration (continued)
JPMorgan Active China ETF	0.65%
JPMorgan Active Developing Markets Equity ETF	0.65
JPMorgan ActiveBuilders Emerging Markets Equity ETF	0.33
JPMorgan Dividend Leaders ETF	0.47
JPMorgan Equity and Options Total Return ETF	0.35
JPMorgan Flexible Income ETF	0.22
JPMorgan Global Select Equity ETF	0.47
JPMorgan Healthcare Leaders ETF	0.65
JPMorgan Hedged Equity Laddered Overlay ETF	0.50
JPMorgan International Growth ETF	0.55
JPMorgan International Value ETF	0.55
JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF	0.50
Under the management agreement, JPMIM is responsible for substantially all the expenses of each Fund (including expenses of the Trust relating to each Fund), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with a Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in approving or re-approving the management agreement for the Flexible Income ETF and Nasdaq Hedged Equity Laddered Overlay ETF is in the financial statements and other information filed with the SEC on Form N-CSR (Financial Statements and Other Information) dated April 30, 2025, and the investment sub-advisory agreement for the Active China ETF and the management agreements for the remaining Funds is in the Financial Statements and Other Information dated October 31, 2025 which is available online at www.jpmorganfunds.com.
The Portfolio Managers
Active China ETF
The portfolio management team is comprised of Li Tan, Executive Director of JPMAM (AP), and Rebecca Jiang, Managing Director of JPMAM (AP). Mr. Tan is a country specialist for Greater China equities and a member of the Greater China team within the Emerging Markets and Asia Pacific (EMAP) Equities team, based in Hong Kong. An employee since 2011, Mr. Tan was previously a financials analyst covering Asian banks within the EMAP Equities team in London. Prior to that, Mr. Tan held other roles within the Investment Banking and Commercial Banking divisions of J.P. Morgan. Ms. Jiang is a portfolio manager for Greater China equities and a member of the Greater China team within the EMAP Equities team. Based in Hong Kong, Ms. Jiang joined the firm in 2017 after six years at Fidelity International where Ms. Jiang was a senior equity research analyst, responsible for regional and single country coverage, including China healthcare, Hong Kong/China banking and regional gaming.
Active Developing Markets Equity ETF
The portfolio management team utilizes a team based approach and is comprised of Leon Eidelman and Omar Negyal. Mr. Eidelman, a Managing Director and CFA charterholder, and Mr. Negyal, a Managing Director and CFA charterholder, share authority in the management of the Fund.
Messrs. Eidelman and Negyal are the co-lead portfolio managers of the Fund. Messrs. Eidelman and Negyal are portfolio managers within the EMAP Equities team, and have been employed by JPMIM or its affiliates (or one of their predecessors) since 2002 and 2012, respectively.
ActiveBuilders Emerging Markets Equity ETF
The portfolio management team for the Fund is comprised of Anuj Arora, Joyce Weng, and Harold Yu. As part of that responsibility, Mr. Arora, Ms. Weng, and Mr. Yu establish and monitor the strategy allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Arora, a Managing Director and employee since 2006, is a portfolio manager for the Fund, and has been a portfolio manager of the Fund since inception. Ms. Weng, an Executive Director, CFA charterholder and an employee since 2010, is a portfolio manager for the
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Fund and has been a portfolio manager of the Fund since inception. Mr. Yu, an Executive Director, CFA charterholder and an employee since 2014, has been a portfolio manager of the Fund since March 2022. Mr. Yu has also been a product analyst within the adviser’s EMAP Equities team since 2014.
Dividend Leaders ETF
The portfolio management team is comprised of Sam Witherow, Helge Skibeli and Michael Rossi. Mr. Witherow, Managing Director and CFA Charterholder, is a portfolio manager within the J.P. Morgan Asset Management International Equity Group, and a member of the Global Core Portfolio Management team, with a focus on income portfolios. An employee since 2008, Mr. Witherow joined JPMIM as a graduate trainee. Mr. Skibeli, Managing Director and CFA charterholder, is also a portfolio manager within the J.P. Morgan Asset Management International Equity Group. An employee since 1990, Mr. Skibeli was previously the Global Head of Developed Market Equity Research. Mr. Rossi, Vice President and CFA Charterholder, is also a portfolio manager within the J.P. Morgan Asset Management International Equity Group, and a member of the Global Core Portfolio Management team, with a focus on income portfolios. An employee since 2019, Mr. Rossi was previously with HSBC Global Asset Management.
Equity and Options Total Return ETF
Hamilton Reiner, Managing Director of JPMIM, Eric Moreau, Executive Director of JPMIM, Matthew P. Bensen, Executive Director of JPMIM and CFA charterholder, and Judy Jansen, Executive Director of JPMIM and CFA charterholder are the portfolio managers primarily responsible for the management of the Fund. Mr. Reiner is responsible for implementing the Fund’s options overlay strategy and for providing insight with respect to the impact to the options overlay strategy of purchasing certain securities, while Mr. Moreau is primarily responsible for managing the equity portion of the Fund. Mr. Bensen and Ms. Jansen work with Mr. Reiner in implementing the Fund’s options overlay strategy on a day-to-day basis. Mr. Reiner has been the head of U.S. Equity Derivatives at JPMIM since 2012 and serves as the CIO of the U.S. Core Equity Team. He joined JPMorgan Chase in 2009 and from 2009 to 2012, he was a portfolio manager and head of U.S. Equity Derivatives at JPMorgan Chase. Prior to joining the firm, Mr. Reiner was head of the Equity Long/Short Prime Brokerage platform at Barclays Capital. Mr. Moreau, an employee since 2013, is a data scientist and portfolio manager on the U.S. Disciplined Core Equity Team, focusing on data analytics and portfolio management. An employee since 2015, Mr. Bensen has been a member of the portfolio management team for derivatives-based strategies in the U.S. Core team since 2019. Prior to assuming this role, Mr. Bensen worked as an analyst for J.P. Morgan’s U.S. Equity Value portfolio management team from 2015 to 2019, where he conducted daily portfolio implementation and analytics. An employee since 2015, Ms. Jansen has been a member of the portfolio management team for derivatives-based strategies in the U.S. Core team since 2022. Prior to assuming this role, Ms. Jansen was a U.S. Equity Investment Specialist, co-leading the Equity Options-based portfolios and responsible for the U.S. Equity Core strategies from 2018 to 2022. Ms. Jansen began her career at J.P. Morgan as an analyst for the U.S. Equity Value portfolio management team.
Flexible Income ETF
The Fund is managed by JPMIM’s Multi-Asset Solutions team (MAS). The members of MAS who are primarily responsible for the management and oversight of the Fund are Michael Schoenhaut, Managing Director and CFA charterholder, Eric J. Bernbaum, Executive Director and CFA charterholder and Gary Herbert, Managing Director and CFA charterholder. The portfolio managers establish and monitor the strategy and tactical allocations for the Fund and focus on portfolio construction, investment strategy selection, and risk management. Additionally, they are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the portfolio management team. Mr. Schoenhaut has been an employee of JPMIM since 1997. Mr. Bernbaum has been an employee of JPMIM and member of MAS since 2008. Mr. Herbert has been an employee of JPMIM and Co-CIO for the Americas of MAS since 2023, and the Head of GTAA and Diversified Strategies in the U.S for MAS since 2020. Prior to joining JPMIM, Mr. Herbert was the Head of Global Credit at Brandywine Global LLC.
Global Select Equity ETF
The portfolio management team is comprised of Helge Skibeli and Christian Pecher. Mr. Pecher, Managing Director and CFA Charterholder, is a portfolio manager within the J.P. Morgan Asset Management International Equity Group, based in London. An employee since 1998, Mr. Pecher was previously Head of Developed Asia Research, and before that, a research analyst in the European Equity Research team with responsibility for the utilities sector. Information about Mr. Skibeli is discussed earlier in this section.
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The Funds’ Management and Administration (continued)
Healthcare Leaders ETF
The portfolio management team utilizes a team-based approach to manage the Fund and is comprised of Dominic Valder and Bartjan van Hulten. An employee since 2020, Mr. Valder, Executive Director, is a portfolio manager in the International Equity Group based in London, specializing in healthcare. An employee since 2018, Mr. van Hulten, Managing Director, is a portfolio manager and analyst in the U.S. Equity Research Group based in London, specializing in healthcare.
Hedged Equity Laddered Overlay ETF
Hamilton Reiner, Managing Director of JPMIM, Raffaele Zingone, Managing Director of JPMIM, Matthew P. Bensen, Executive Director of JPMIM and CFA charterholder, and Judy Jansen, Executive Director of JPMIM and CFA charterholder, are the portfolio managers primarily responsible for the management of the Fund. Mr. Reiner is primarily responsible for implementing the Fund’s options overlay strategy and for providing insight with respect to the impact to the options overlay strategy of purchasing certain securities, while Mr. Zingone is primarily responsible for investing the Fund’s underlying equity securities according to its investment process. Mr. Bensen and Ms. Jansen work with Mr. Reiner in implementing the Fund’s options overlay strategy on a day-to-day basis. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Zingone is also a senior member of the U.S. Equity Core portfolio management team. Information about Messrs. Reiner and Bensen and Ms. Jansen is discussed earlier in this section.
International Growth ETF
The portfolio management team is led by Shane Duffy, a Managing Director and CFA charterholder. James Andrew, a Managing Director and CFA charterholder, and Zach Chadwick, a Vice President and CFA charterholder, work with Mr. Duffy in the day-to-day management of the Fund. Mr. Duffy has worked at JPMIM or its affiliates (or one of their predecessors) since 1999 and has been a portfolio manager of the Fund since 2020. Mr. Andrew has worked at JPMIM or its affiliates (or one of their predecessors) since 2007 and has been a portfolio manager of the Fund since 2023. Mr. Chadwick is a portfolio manager within the J.P. Morgan Asset Management International Equity Group and has worked at JPMIM or its affiliates (or one of their predecessors) since 2017.
International Value ETF
The portfolio management team utilizes a team based approach and is comprised of Thomas Buckingham, Joyce Weng, Ian Butler, Kyle Williams and Michael Barakos. Mr. Buckingham, an Executive Director and CFA charterholder, Ms. Weng, an Executive Director and CFA charterholder, Mr. Butler, an Executive Director and CFA charterholder, Mr. Williams, an Executive Director and CFA charterholder, and Mr. Barakos, a Managing Director and CFA charterholder, share authority in the management of the Fund.
Mr. Buckingham and Ms. Weng are the co-lead portfolio managers of the Fund. Mr. Buckingham has been employed by JPMIM or its affiliates (or one of their predecessors) since 2007, Mr. Butler has been employed by JPMIM or its affiliates (or one of their predecessors) since 2005, Mr. Williams has been employed by JPMIM or its affiliates (or one of their predecessors) since 2011, and Mr. Barakos has been employed by JPMIM or its affiliates (or one of their predecessors) since 1999. All work as portfolio managers within the JPMorgan International Equity Group -except for Ms. Weng who works within the JPMorgan EMAP team- specifically managing style based strategies, and have been portfolio managers of the Fund since inception. Information about Ms. Weng is discussed earlier in this section.
Nasdaq Hedged Equity Laddered Overlay ETF
Hamilton Reiner, Managing Director of JPMIM, Eric Moreau, Executive Director of JPMIM, Matthew P. Bensen, Executive Director of JPMIM and CFA charterholder, and Judy Jansen, Executive Director of JPMIM and CFA charterholder are the portfolio managers primarily responsible for the management of the Fund. Mr. Reiner is responsible for implementing the Fund’s options overlay strategy and for providing insight with respect to the impact to the options overlay strategy of purchasing certain securities, while Mr. Moreau is primarily responsible for managing the equity portion of the Fund. Information about Messrs. Reiner, Moreau and Bensen and Ms. Jansen is discussed earlier in this section.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The Funds’ Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Funds’ Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
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Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Appendix A - Purchases and Redemptions” in the Funds’ Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of a Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The market price (Market Price) is generally the official closing price of a Fund’s Shares on the Exchange. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares because Shares are bought and sold at current Market Price. The Market Price is also used to calculate market returns of a Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the Market Price on the Exchange. The Market Price may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of a Fund periodically throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by a Fund. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.
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NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) or The NASDAQ Stock Market LLC (NASDAQ), as applicable, which is typically 4:00 p.m. E.T. On occasion, the NYSE or the NASDAQ will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the NYSE or the NASDAQ closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in the NYSE or the NASDAQ trading as a closure of the NYSE or the NASDAQ, as applicable, and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the NYSE or the NASDAQ. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. There may be changes in the value of securities listed on a foreign exchange during the period between the last quote from a Fund’s closed foreign markets and times during the Fund’s domestic trading day. During the time when Fund Shares are trading but a foreign exchange is closed, there may be bid/ask spreads and the resulting premium or discount to the Fund Shares’ NAV may widen. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding Shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of a Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Swaps and structured notes are valued at the price provided by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing Market Prices.
March 1, 2026  |  131

Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. Each Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deduct any expenses and then pay out the earnings, if any, to shareholders as distributions.
Each Fund , except Dividend Leaders ETF, Equity and Options Total Return ETF, Flexible Income ETF, Hedged Equity Laddered Overlay ETF and Nasdaq Hedged Equity Laddered Overlay ETF generally declare and distribute net investment income, if any, at least annually. The Dividend Leaders ETF, Equity and Options Total Return ETF, Hedged Equity Laddered Overlay ETF and Nasdaq Hedged Equity Laddered Overlay ETF generally declare and distribute net investment income, if any, at least quarterly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, a Fund will distribute substantially all of its net investment income and net realized capital gain. The amounts of a Fund’s distributions are driven by federal tax requirements. Such required taxable distributions to shareholders may be significant even if a Fund’s overall performance for the applicable taxable year is negative.
Flexible Income ETF generally pays at least monthly distributions from net investment income, if any, which, among other adjustments, takes into account fluctuations in the recognition of earned income. The Fund’s distributions include estimates of income and expenses. Actual amounts of income and expenses may differ from estimates; consequently, differences will be included in the calculation of subsequent distributions. The tax treatment of income, gains and losses attributed to various tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may cause all, or a portion, of prior distributions to be reclassified as return of capital for tax purposes. A return of capital distribution is a return of invested capital by a fund to its shareholders. A return of capital will reduce a shareholder’s tax basis of their investment in the Fund. The Fund intends to make distributions sufficient to avoid imposition of an excise tax, although the Fund reserves the right to pay an excise tax in certain circumstances. The Fund may carry over a portion of income from one calendar year to the next, which may be subject to an excise tax in accordance with the Internal Revenue Code.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to a Fund. The amount of a Fund distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover-rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported bya Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in a Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares. To avoid buying a dividend, please check a Fund’s Dividend and Capital Gains Schedule before you invest.
132  |  J.P. Morgan Exchange-Traded Funds

A Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, a Fund’s total return on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund (or an underlying fund as applicable) may be able to apply for a refund or a portion of such taxes, the ability successfully obtained such a refund may be uncertain.
A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Tax treaties between certain countries and the United States may reduce or eliminate such foreign taxes.
A Fund’s investment in REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. A Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes.
A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax-withholding on distributions by the a Fund, as discussed in the Statement of Additional Information.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
March 1, 2026  |  133

Shareholder Information (continued)
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. For Dividend Leaders ETF, Equity and Options Total Return ETF, Global Select Equity ETF, Healthcare Leaders ETF, Hedged Equity Laddered Overlay ETF, International Growth ETF, International Value ETF and Nasdaq Hedged Equity Laddered Overlay ETF, Shares are created and redeemed principally in-kind. For the remaining Funds, Shares are created and redeemed entirely or partially in cash. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.
Other Information
For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.
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Financial Highlights
The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in a Fund’s Financial Statements and Other Information, which is available online at www.jpmorganfunds.com or upon request by calling J.P. Morgan Funds Services at 1-844-457-6383 (844-4JPM ETF).
To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the fee table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Active China ETF
Year Ended October 31, 2025	$45.83	$0.92	$11.40	$12.32	$(0.92)	$—	$(0.92)
Year Ended October 31, 2024	40.61	0.96	5.09	6.05	(0.83)	—	(0.83)
March 15, 2023 (g) through October 31, 2023	48.00	0.75	(8.14)	(7.39)	—	—	—
JPMorgan Active Developing Markets Equity ETF
Year Ended October 31, 2025	48.11	1.08	14.44	15.52	(0.69)	—	(0.69)
May 16, 2024 (g) through October 31, 2024	48.00	0.55	(0.44)	0.11	—	—	—
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Year Ended October 31, 2025	39.20	0.94	10.59	11.53	(0.91)	—	(0.91)
Year Ended October 31, 2024	33.47	0.89	5.91	6.80	(1.07)	—	(1.07)
Year Ended October 31, 2023	31.07	0.86	2.45	3.31	(0.91)	—	(0.91)
Year Ended October 31, 2022	47.92	1.14	(17.27)	(16.13)	(0.63)	(0.09)	(0.72)
March 10, 2021 (g) through October 31, 2021	48.00	0.66	(0.74)	(0.08)	—	—	—
JPMorgan Dividend Leaders ETF
Year Ended October 31, 2025	47.10	0.92	6.25	7.17	(0.81)	—	(0.81)
September 25, 2024 (g) through October 31, 2024	48.00	0.03	(0.93)	(0.90)	—	—	—

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the listing exchange of the Fund.
(f)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)
Commencement of operations.
(h)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.
(i)
Includes interest expense, which is less than 0.01% unless otherwise noted.
(j)
Does not include expenses of unaffiliated Underlying Funds.
136  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return(c)(d)	Market price total return(c)(e)	Net assets, end of period	Net expenses(f)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$57.23	$57.67	27.48%	27.43%	$15,737,643	0.65%	1.89%	0.65%	67%
45.83	46.20	15.31	15.78	11,916,262	0.65	2.34	0.65	42
40.61	40.77	(15.40)	(15.06)(h)	10,558,969	0.65	2.64	0.65	17

62.94	63.31	32.74	32.83	18,882,386	0.65	2.10	0.65	30
48.11	48.36	0.23	0.75(h)	14,433,132	0.65	2.49	0.65	15

49.82	49.80	30.15	29.46	1,285,462,942	0.33	2.27	0.33	42
39.20	39.39	20.67	21.30	1,050,643,348	0.34(i)	2.39	0.34(i)	50
33.47	33.45	10.61	10.27	896,949,975	0.33	2.41	0.33	46
31.07	31.15	(34.15)	(34.32)	907,154,126	0.33	3.05	0.33	28
47.92	48.17	(0.17)	0.35(h)	325,863,960	0.30(j)	2.11	0.33(j)	40

53.46	53.51	15.36	15.05	8,019,050	0.47	1.85	0.47	75
47.10	47.27	(1.88)	(1.52)(h)	5,887,482	0.47	0.69	0.47	7
March 1, 2026  |  137

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity and Options Total Return ETF
August 18, 2025 (g) through October 31, 2025	$50.00	$0.07	$2.78	$2.85	$(0.01)	$—	$(0.01)
JPMorgan Flexible Income ETF
February 12, 2025 (g) through October 31, 2025	49.00	2.32	2.24	4.56	(2.23)	—	(2.23)
JPMorgan Global Select Equity ETF
Year Ended October 31, 2025	61.32	0.77	7.30	8.07	(0.38)	(0.82)	(1.20)
Year Ended October 31, 2024	46.06	0.65	14.78	15.43	(0.17)	—	(0.17)
September 13, 2023 (g) through October 31, 2023	48.00	0.00(i)	(1.94)	(1.94)	—	—	—
JPMorgan Healthcare Leaders ETF
Year Ended October 31, 2025	57.77	0.44	(0.60)	(0.16)	(0.33)	(2.49)	(2.82)
November 1, 2023 (g) through October 31, 2024	48.00	0.33	9.52	9.85	(0.08)	—	(0.08)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the listing exchange of the Fund.
(f)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)
Commencement of operations.
(h)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.
(i)
Amount rounds to less than $0.005.
138  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return(c)(d)	Market price total return(c)(e)	Net assets, end of period	Net expenses(f)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

$52.84	$52.93	5.71%	5.89%(h)	$47,557,887	0.35%	0.71%	0.35%	6%

51.33	51.22	9.70	9.45(h)	30,800,316	0.22	6.62	0.35	13

68.19	68.21	13.37	13.20	6,992,592,161	0.47	1.22	0.47	126
61.32	61.43	33.57	33.60	4,857,897,209	0.47	1.11	0.47	103
46.06	46.13	(4.04)	(3.90)(h)	841,676,033	0.47	0.07	0.47	8

54.79	54.83	(0.04)	(0.37)	8,217,889	0.65	0.85	0.65	92
57.77	58.02	20.53	21.06(h)	7,220,835	0.65	0.59	0.65	55
March 1, 2026  |  139

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity Laddered Overlay ETF
Year Ended October 31, 2025	$60.97	$0.47	$4.60	$5.07	$(0.47)	$—	$(0.47)
Year Ended October 31, 2024	49.28	0.46	11.55	12.01	(0.32)	—	(0.32)
September 28, 2023 (g) through October 31, 2023	50.00	0.03	(0.75)	(0.72)	—	—	—
JPMorgan International Growth ETF
Year Ended October 31, 2025	64.40	0.67	12.35	13.02	(1.06)	—	(1.06)
Year Ended October 31, 2024	52.13	0.69	12.56	13.25	(0.98)	—	(0.98)
Year Ended October 31, 2023	47.81	0.68	4.12	4.80	(0.48)	—	(0.48)
Year Ended October 31, 2022	79.09	0.44	(30.69)	(30.25)	(0.49)	(0.54)	(1.03)
Year Ended October 31, 2021	62.98	0.19	15.95	16.14	(0.03)	—	(0.03)
JPMorgan International Value ETF
Year Ended October 31, 2025	57.24	2.47	17.93	20.40	(1.19)	(0.17)	(1.36)
Year Ended October 31, 2024	46.01	2.06	9.55	11.61	(0.38)	—	(0.38)
September 13, 2023 (g) through October 31, 2023	48.00	0.15	(2.14)	(1.99)	—	—	—
JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF
March 26, 2025 (g) through October 31, 2025	50.00	0.07	8.24	8.31	(0.06)	—	(0.06)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the listing exchange of the Fund.
(f)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)
Commencement of operations.
(h)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.
140  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market prke, end of period	Total return(c)(d)	Market price total return(c)(e)	Net assets, end of period	Net expenses(f)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$65.57	$65.60	8.35%	8.15%	$3,511,091,352	0.50%	0.75%	0.50%	30%
60.97	61.11	24.43	24.71	1,842,881,793	0.50	0.79	0.50	30
49.28	49.28	(1.44)	(1.44)(h)	61,593,815	0.50	0.70	0.50	4

76.36	76.57	20.56	20.36	278,725,976	0.55	0.97	0.55	64
64.40	64.68	25.64	26.24	107,863,453	0.55	1.11	0.55	51
52.13	52.11	10.03	10.01	82,105,027	0.55	1.21	0.55	53
47.81	47.80	(38.72)	(38.97)	54,982,105	0.55	0.75	0.55	32
79.09	79.40	25.63	25.85	61,291,950	0.55	0.25	0.55	37

76.28	76.45	36.57	36.04	877,174,051	0.55	3.60	0.55	46
57.24	57.58	25.35	25.52	103,038,901	0.55	3.65	0.55	55
46.01	46.22	(4.15)	(3.71)(h)	11,502,565	0.55	2.46	0.55	4

58.25	58.36	16.63	16.85(h)	27,669,249	0.50	0.23	0.50	24
March 1, 2026  |  141

How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Funds’ annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
390 Madison Avenue
New York, NY 10017
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No.:
J.P. Morgan Exchange-Traded Fund Trust……………………………………811-22903
©JPMorgan Chase & Co., 2026. All rights reserved. March 2026.

PR-ETF-A-326-2